UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22245

First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: July 31

Date of reporting period: January 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

First Trust Exchange-Traded Fund III
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

First Trust Horizon Managed Volatility Developed International ETF (HDMV)

Semi-Annual Report
For the Six Months Ended
January 31, 2019

First Trust Exchange-Traded Fund III
Semi-Annual Report
January 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Semi-Annual Letter from the Chairman and CEO
January 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Managed Volatility Funds of First Trust Exchange-Traded Fund III (the “Funds”) which contains detailed information about the Funds for the six months ended January 31, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
Market volatility was the norm over the last six months, continuing the pattern we had seen throughout 2018. August was a strong month for stocks, and the Dow Jones Industrial Average (“DJIA”) finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 4.98% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 7.96%. However, as November ended, the DJIA climbed 617 points (2.49%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively. For the first time in nine years, the S&P 500® Index posted a negative return for the year, down 4.38%. During the fourth quarter, international equities outperformed the U.S. for the first time all year. Emerging markets, which suffered throughout most of 2018, dropped 7.5% in the fourth quarter, yet still managed to outperform the U.S. and developed markets by over 500 basis points. Municipals ended 2018 with a solid gain of 1.69% in the fourth quarter, which saw a distinct return of volatility in both bond and equity markets. A rate rally in the last two months of the quarter led to solid gains.
As 2019 began, investors wondered if the volatility of 2018 would continue. For the month of January, the DJIA rose steadily, ending the month up 7.29% from December’s low. The MSCI EAFE Index also trended upward, ending January up 6.57%.
The Federal Reserve (the “Fed”) raised interest rates in September and again in December to a target range of 2.25-2.50%. The Fed also lowered its inflation and growth expectations for 2019 and subsequently reduced its rate hike projections as well, from three rate hikes to two.
While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
The investment objective of First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The goal of this strategy is to capture upside price movements in rising markets and reduce downside risk when markets decline. To implement this strategy, the Sub-Advisor employs volatility forecasting models to forecast future expected volatility. The strategy is largely quantitative and rules-based, but also includes multiple parameters over which the Sub-Advisor may exercise discretion (including, but not limited to, the number of holdings and the weightings of particular holdings) in connection with its active management of the Fund. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HUSV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 1/31/19	1 Year Ended 1/31/19	Inception (8/24/16) to 1/31/19	Inception (8/24/16) to 1/31/19
Fund Performance
NAV	1.64%	2.15%	8.66%	22.45%
Market Price	1.60%	2.28%	8.72%	22.60%
Index Performance
S&P 500® Index	-3.00%	-2.31%	11.52%	30.46%
(See Notes to Fund Performance Overview Page 6.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Domestic ETF (HUSV) (Continued)
Sector Allocation	% of Total Investments
Utilities	16.7%
Financials	16.2
Health Care	11.5
Real Estate	10.3
Industrials	10.1
Consumer Discretionary	10.1
Information Technology	9.4
Consumer Staples	6.9
Materials	4.5
Communication Services	2.9
Energy	1.4
Total	100.0%
Top Ten Holdings	% of Total Investments
Coca-Cola (The) Co.	2.0%
AvalonBay Communities, Inc.	1.9
Aon PLC	1.9
Republic Services, Inc.	1.8
Arthur J. Gallagher & Co.	1.8
Paychex, Inc.	1.8
Public Storage	1.7
Federal Realty Investment Trust	1.7
Crown Castle International Corp.	1.7
Mondelez International, Inc., Class A	1.7
Total	18.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through January 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 25, 2016 (commencement of trading) through January 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	125	1	0	0
8/1/17 – 7/31/18	212	2	0	1
8/1/18 – 1/31/19	67	18	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	108	0	0	0
8/1/17 – 7/31/18	35	1	0	1
8/1/18 – 1/31/19	40	1	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
The investment objective of First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) is to provide capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility. The term “developed market companies” means those companies (i) whose securities are traded principally on a stock exchange in a developed market country, (ii) with a primary business office in a developed market country, or (iii) that have at least 50% of their assets in, or derive at least 50% of their revenues or profits from, a developed market country. The Sub-Advisor considers Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to be developed market countries. However, this list may change in response to market and geopolitical events. Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its net assets in countries other than the United States. Shares of the Fund are listed and trade on the NYSE Arca, Inc. under the ticker symbol “HDMV”. The first day of secondary market trading in shares of the Fund was August 25, 2016.
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 1/31/19	1 Year Ended 1/31/19	Inception (8/24/16) to 1/31/19	Inception (8/24/16) to 1/31/19
Fund Performance
NAV	-3.14%	-6.70%	5.94%	15.12%
Market Price	-3.24%	-6.72%	6.13%	15.62%
Index Performance
MSCI EAFE Index	-7.80%	-12.51%	5.48%	13.91%
(See Notes to Fund Performance Overview Page 6.)

Fund Performance Overview (Unaudited) (Continued)
First Trust Horizon Managed Volatility Developed International ETF (HDMV) (Continued)
Sector Allocation	% of Total Investments
Financials	26.6%
Industrials	19.7
Consumer Staples	12.4
Real Estate	12.2
Utilities	8.9
Consumer Discretionary	6.0
Health Care	5.3
Communication Services	4.1
Materials	2.6
Information Technology	1.6
Energy	0.6
Total	100.0%
Top Ten Holdings	% of Total Investments
Ascendas Real Estate Investment Trust	0.9%
Hong Kong & China Gas Co., Ltd.	0.8
Swiss Prime Site AG	0.8
MTR Corp., Ltd.	0.8
Nestle S.A.	0.8
Power Assets Holdings Ltd.	0.8
Hongkong Land Holdings Ltd.	0.8
Singapore Exchange Ltd.	0.8
Coca-Cola European Partners PLC	0.8
Swiss Life Holding AG	0.8
Total	8.1%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through January 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 25, 2016 (commencement of trading) through January 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	128	99	1	0
8/1/17 – 7/31/18	99	135	6	0
8/1/18 – 1/31/19	78	31	2	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
8/25/16 – 7/31/17	6	0	0	0
8/1/17 – 7/31/18	9	3	0	0
8/1/18 – 1/31/19	15	0	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the periods indicated. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Management
First Trust Exchange-Traded Fund III
First Trust Horizon Funds
January 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Funds. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Sub-Advisor
Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) serves as the investment sub-advisor to the Funds.
Portfolio Management Team
The following persons serve as portfolio managers of the Funds:
Michael Dickson, PhD, Portfolio Manager of Horizon
Scott Ladner, Portfolio Manager of Horizon
Steven Clark, PhD, Portfolio Manager of Horizon
The portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds. Each portfolio manager has served as part of the portfolio management team of the Funds since 2016.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
January 31, 2019 (Unaudited)
As a shareholder of First Trust Horizon Managed Volatility Domestic ETF or First Trust Horizon Managed Volatility Developed International ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended January 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period (a)
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Actual	$1,000.00	$1,016.40	0.70%	$3.56
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Actual	$1,000.00	$968.60	0.80%	$3.97
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	0.80%	$4.08

(a)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (August 1, 2018 through January 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
January 31, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS – 89.6%
	Banks – 1.6%
51,832	US Bancorp	$2,651,725
	Beverages – 3.6%
68,070	Coca-Cola (The) Co.	3,276,209
23,928	PepsiCo, Inc.	2,695,968
		5,972,177
	Building Products – 1.3%
24,761	Allegion PLC	2,125,979
	Capital Markets – 1.5%
13,434	CME Group, Inc.	2,448,749
	Chemicals – 4.5%
14,007	Air Products & Chemicals, Inc.	2,302,611
16,969	Ecolab, Inc.	2,683,987
17,870	International Flavors & Fragrances, Inc.	2,533,608
		7,520,206
	Commercial Services & Supplies – 3.5%
39,727	Republic Services, Inc.	3,047,458
29,468	Waste Management, Inc.	2,819,204
		5,866,662
	Distributors – 1.5%
24,752	Genuine Parts Co.	2,470,745
	Diversified Telecommunication Services – 1.7%
51,535	Verizon Communications, Inc.	2,837,517
	Electric Utilities – 9.7%
30,497	Alliant Energy Corp.	1,356,202
19,355	American Electric Power Co., Inc.	1,531,368
19,384	Duke Energy Corp.	1,701,527
15,679	Entergy Corp.	1,398,410
23,223	Evergy, Inc.	1,331,142
18,357	Eversource Energy	1,274,159
32,522	Exelon Corp.	1,553,251
31,590	FirstEnergy Corp.	1,238,328
6,152	NextEra Energy, Inc.	1,101,085
13,661	Pinnacle West Capital Corp.	1,203,807
24,841	Southern (The) Co.	1,207,273
25,238	Xcel Energy, Inc.	1,321,462
		16,218,014
	Entertainment – 1.2%
17,519	Walt Disney (The) Co.	1,953,719
	Food Products – 3.3%
58,097	Archer-Daniels-Midland Co.	2,608,555
61,342	Mondelez International, Inc., Class A	2,837,681
		5,446,236
Shares	Description	Value

	Health Care Equipment & Supplies – 4.2%
18,663	Danaher Corp.	$2,070,100
26,096	Medtronic PLC	2,306,625
14,817	Stryker Corp.	2,631,055
		7,007,780
	Health Care Providers & Services – 2.8%
8,754	Anthem, Inc.	2,652,462
23,036	Quest Diagnostics, Inc.	2,012,195
		4,664,657
	Hotels, Restaurants & Leisure – 4.4%
14,915	McDonald’s Corp.	2,666,504
35,239	Starbucks Corp.	2,401,185
25,111	Yum! Brands, Inc.	2,359,932
		7,427,621
	Household Durables – 1.4%
33,342	Garmin Ltd.	2,306,599
	Industrial Conglomerates – 1.4%
15,809	Honeywell International, Inc.	2,270,647
	Insurance – 13.1%
56,147	Aflac, Inc.	2,678,212
19,824	Aon PLC	3,097,104
40,209	Arthur J. Gallagher & Co.	3,004,014
18,115	Chubb Ltd.	2,410,201
57,468	Loews Corp.	2,752,717
31,386	Marsh & McLennan Cos., Inc.	2,767,931
19,281	Travelers (The) Cos., Inc.	2,420,537
17,113	Willis Towers Watson PLC	2,785,825
		21,916,541
	IT Services – 6.4%
27,061	Fidelity National Information Services, Inc.	2,828,686
18,184	Jack Henry & Associates, Inc.	2,428,473
41,821	Paychex, Inc.	2,960,927
135,821	Western Union (The) Co.	2,478,733
		10,696,819
	Machinery – 1.3%
24,931	Dover Corp.	2,189,690
	Multi-Utilities – 6.2%
18,155	Ameren Corp.	1,258,868
42,702	Centerpoint Energy, Inc.	1,320,346
25,820	CMS Energy Corp.	1,346,255
17,303	Consolidated Edison, Inc.	1,343,578
18,527	Dominion Energy, Inc.	1,301,336
12,335	DTE Energy Co.	1,452,446
24,884	Public Service Enterprise Group, Inc.	1,357,422

See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (Continued)
	Multi-Utilities (Continued)
13,550	WEC Energy Group, Inc.	$989,557
		10,369,808
	Oil, Gas & Consumable Fuels – 1.4%
32,003	Exxon Mobil Corp.	2,345,180
	Pharmaceuticals – 4.5%
17,472	Johnson & Johnson	2,325,174
35,151	Merck & Co., Inc.	2,616,289
59,230	Pfizer, Inc.	2,514,313
		7,455,776
	Professional Services – 2.6%
44,159	IHS Markit Ltd. (a)	2,292,735
18,246	Verisk Analytics, Inc. (a)	2,142,263
		4,434,998
	Software – 3.0%
23,897	Citrix Systems, Inc.	2,450,399
51,036	Oracle Corp.	2,563,538
		5,013,937
	Specialty Retail – 2.8%
12,170	Home Depot (The), Inc.	2,233,560
49,208	TJX (The) Cos., Inc.	2,447,114
		4,680,674
	Water Utilities – 0.7%
13,179	American Water Works Co., Inc.	1,260,835
	Total Common Stocks	149,553,291
	(Cost $144,415,315)
REAL ESTATE INVESTMENT TRUSTS – 10.2%
	Equity Real Estate Investment Trusts – 10.2%
16,220	AvalonBay Communities, Inc.	3,129,162
24,363	Crown Castle International Corp.	2,851,933
35,373	Equity Residential	2,566,665
21,583	Federal Realty Investment Trust	2,861,258
13,507	Public Storage	2,870,508
41,018	Realty Income Corp.	2,817,526
	Total Real Estate Investment Trusts	17,097,052
	(Cost $15,788,451)
	Total Investments – 99.8%	166,650,343
	(Cost $160,203,766) (b)
	Net Other Assets and Liabilities – 0.2%	311,755
	Net Assets – 100.0%	$166,962,098

(a)	Non-income producing security.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,151,339 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,704,762. The net unrealized appreciation was $6,446,577.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of January 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 149,553,291	$ 149,553,291	$ —	$ —
Real Estate Investment Trusts*	17,097,052	17,097,052	—	—
Total Investments	$ 166,650,343	$ 166,650,343	$—	$—

*	See Portfolio of Investments for industry breakout.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
January 31, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) – 92.6%
	Australia – 7.7%
56,741	Amcor Ltd.	$562,995
11,831	ASX Ltd.	547,903
156,395	Aurizon Holdings Ltd.	500,208
412,225	AusNet Services	494,416
23,575	Australia & New Zealand Banking Group Ltd.	428,931
9,365	Commonwealth Bank of Australia	475,907
49,198	Crown Resorts Ltd.	427,356
29,842	National Australia Bank Ltd.	517,575
28,965	Sonic Healthcare Ltd.	484,678
49,426	Suncorp Group Ltd.	466,342
18,043	Wesfarmers Ltd.	422,449
25,275	Westpac Banking Corp.	451,042
27,725	Woolworths Group Ltd.	591,902
		6,371,704
	Belgium – 1.9%
9,764	Ageas	453,517
8,040	Colruyt S.A.	577,370
5,607	Groupe Bruxelles Lambert S.A.	527,926
		1,558,813
	Bermuda – 2.0%
72,551	CK Infrastructure Holdings Ltd.	585,704
89,100	Hongkong Land Holdings Ltd.	638,847
6,600	Jardine Matheson Holdings Ltd.	441,012
		1,665,563
	Cayman Islands – 0.6%
45,124	CK Hutchison Holdings Ltd.	453,992
	Denmark – 1.9%
4,745	Carlsberg A.S., Class B	542,273
4,761	Coloplast A.S., Class B	434,464
22,049	Tryg A.S.	562,178
		1,538,915
	France – 7.9%
3,695	Air Liquide S.A.	448,094
19,137	AXA S.A.	443,451
22,895	CNP Assurances	519,919
7,636	Danone S.A.	555,001
5,348	Eiffage S.A.	501,459
4,646	EssilorLuxottica S.A.	588,416
6,514	Eurazeo SE	483,890
7,219	Legrand S.A.	427,686
2,092	L’Oreal S.A.	503,085
34,013	Orange S.A.	528,297
3,481	Pernod Ricard S.A.	577,731
6,093	Sanofi	528,772
5,005	Vinci S.A.	440,424
		6,546,225
	Germany – 5.8%
1,982	Allianz SE	419,509
Shares	Description	Value

	Germany (Continued)
4,991	Beiersdorf AG	$498,719
3,218	Deutsche Boerse AG	428,186
29,525	Deutsche Telekom AG	479,541
10,409	Deutsche Wohnen SE	519,337
3,387	Hannover Rueck SE	488,084
4,461	Merck KGaA	467,613
2,394	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	532,964
4,144	Siemens AG	454,306
10,519	Vonovia SE	527,474
		4,815,733
	Hong Kong – 3.6%
40,757	CLP Holdings Ltd.	471,862
97,003	Henderson Land Development Co., Ltd.	549,471
321,074	Hong Kong & China Gas Co., Ltd.	696,390
115,989	MTR Corp., Ltd.	647,409
95,397	Power Assets Holdings Ltd.	641,277
		3,006,409
	Israel – 1.1%
68,511	Bank Leumi Le-Israel BM	452,110
3,906	Check Point Software Technologies, Ltd. (b)	437,160
		889,270
	Italy – 1.8%
31,029	Assicurazioni Generali S.p.A.	543,214
76,689	Enel S.p.A.	462,240
79,091	Terna Rete Elettrica Nazionale S.p.A	486,314
		1,491,768
	Japan – 26.8%
22,100	Ajinomoto Co., Inc.	381,640
13,700	ANA Holdings, Inc.	504,105
10,800	Aozora Bank Ltd.	332,155
9,200	Bridgestone Corp.	353,726
14,800	Canon, Inc.	423,110
1,700	Central Japan Railway Co.	366,610
31,100	Chugoku Electric Power (The) Co., Inc.	424,565
14,900	Dai Nippon Printing Co., Ltd.	344,167
75,400	Daiwa Securities Group, Inc.	375,045
22,200	DeNA Co., Ltd.	391,315
4,500	East Japan Railway Co.	416,433
10,500	Japan Airlines Co., Ltd.	382,116
43,600	Japan Post Bank Co., Ltd.	507,149
48,300	Japan Post Holdings Co., Ltd.	592,858
16,100	Japan Tobacco, Inc.	406,472
15,100	Kamigumi Co., Ltd.	333,815
9,600	Keihan Holdings Co., Ltd.	395,281

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	Japan (Continued)
9,500	Kintetsu Group Holdings Co., Ltd.	$413,840
26,500	Kyushu Electric Power Co., Inc.	327,464
13,900	Kyushu Railway Co.	473,436
5,300	Lawson, Inc.	326,491
31,600	Mazda Motor Corp.	347,839
8,700	McDonald’s Holdings Co., Japan Ltd.	384,581
10,000	Mitsubishi Corp.	292,036
9,600	Mitsubishi Heavy Industries Ltd.	370,427
65,900	Mitsubishi UFJ Financial Group, Inc.	353,080
21,800	Mitsui & Co., Ltd.	354,744
336,000	Mizuho Financial Group, Inc.	553,394
14,200	MS&AD Insurance Group Holdings, Inc.	421,600
15,800	Nagoya Railroad Co., Ltd.	417,755
12,500	NEC Corp.	418,866
23,400	NGK Insulators Ltd.	358,761
41,300	Nissan Motor Co., Ltd.	351,406
82,400	Nomura Holdings, Inc.	334,290
16,800	Nomura Real Estate Holdings, Inc.	325,898
16,100	Odayku Electric Railway Co., Ltd.	361,391
19,800	Osaka Gas Co., Ltd.	390,274
5,500	Secom Co., Ltd.	459,541
26,500	Sekisui House Ltd.	395,584
10,300	Seven & i Holdings Co., Ltd.	448,122
2,400	Shimano, Inc.	335,350
19,900	Sumitomo Corp.	307,201
10,000	Sumitomo Mitsui Financial Group, Inc.	371,356
9,600	Sumitomo Mitsui Trust Holdings, Inc.	363,729
10,900	Sumitomo Realty & Development Co., Ltd.	415,586
21,200	Teijin Ltd.	365,514
14,000	Tobu Railway Co., Ltd.	394,583
25,900	Tohoku Electric Power Co., Inc.	350,010
7,700	Tokio Marine Holdings, Inc.	375,510
14,900	Tokyo Gas Co., Ltd.	391,018
20,600	Tokyu Corp.	351,765
19,900	Toppan Printing Co., Ltd.	325,379
47,700	Toray Industries, Inc.	353,354
10,500	Toyo Suisan Kaisha Ltd.	376,429
4,800	West Japan Railway Co.	349,848
88,300	Yamada Denki Co., Ltd.	434,508
40,300	Yamaguchi Financial Group, Inc.	409,567
		22,082,089
	Jersey – 0.5%
17,235	Experian PLC	432,216
	Netherlands – 2.8%
8,357	AerCap Holdings N.V. (b)	394,952
Shares	Description	Value

	Netherlands (Continued)
4,762	Akzo Nobel N.V.	$410,756
5,965	Heineken Holding N.V.	517,527
5,339	Heineken N.V.	478,982
7,956	Wolters Kluwer N.V.	495,390
		2,297,607
	Norway – 0.5%
56,330	Orkla ASA	453,501
	Singapore – 3.3%
196,700	CapitaLand Ltd.	486,563
109,500	Singapore Exchange Ltd.	621,438
180,300	Singapore Technologies Engineering Ltd.	498,229
229,000	Singapore Telecommunications Ltd.	513,727
233,800	Wilmar International Ltd.	578,335
		2,698,292
	Spain – 4.9%
2,856	Aena SME S.A. (c)	492,962
16,312	Enagas S.A.	474,796
19,863	Endesa S.A.	496,082
21,538	Ferrovial S.A.	482,447
68,357	Iberdrola S.A.	563,338
168,900	Mapfre S.A.	469,388
24,479	Red Electrica Corp. S.A.	563,175
54,924	Telefonica S.A.	471,181
		4,013,369
	Sweden – 2.7%
23,058	Assa Abloy AB, Class B	428,753
10,280	Investor AB, Class B	451,153
39,034	Svenska Handelsbanken AB, Class A	423,628
20,494	Swedbank AB, Class A	464,540
97,499	Telia Co., AB	424,333
		2,192,407
	Switzerland – 7.6%
3,818	Baloise Holding AG	590,102
7,444	Nestle S.A.	647,051
5,466	Novartis AG	475,448
5,752	Pargesa Holding S.A.	453,184
723	Partners Group Holding AG	496,201
1,911	Roche Holding AG	507,224
1,498	Swiss Life Holding AG	616,553
8,155	Swiss Prime Site AG	690,073
6,109	Swiss Re AG	584,700
1,204	Swisscom AG	576,302
1,909	Zurich Insurance Group AG	598,356
		6,235,194
	United Kingdom – 9.2%
19,828	Admiral Group PLC	538,593
6,239	AstraZeneca PLC	452,687
16,103	Bunzl PLC	506,897

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Shares	Description	Value
COMMON STOCKS (a) (Continued)
	United Kingdom (Continued)
13,031	Coca-Cola European Partners PLC	$620,015
21,685	Compass Group PLC	463,748
15,418	Diageo PLC	586,748
108,216	Direct Line Insurance Group PLC	477,899
25,004	GlaxoSmithKline PLC	484,451
58,461	HSBC Holdings PLC	489,892
7,926	InterContinental Hotels Group PLC	451,227
7,348	London Stock Exchange Group PLC	441,307
25,854	RELX PLC	571,894
64,123	RSA Insurance Group PLC	431,284
25,798	Smith & Nephew PLC	485,556
10,440	Unilever PLC	545,602
		7,547,800
	Total Common Stocks	76,290,867
	(Cost $75,602,006)
REAL ESTATE INVESTMENT TRUSTS (a) – 7.0%
	Australia – 1.7%
59,619	Dexus	497,509
124,486	GPT (The) Group	524,836
228,385	Vicinity Centres	433,294
		1,455,639
	France – 1.3%
5,809	Covivio	593,754
3,096	Gecina S.A.	454,300
		1,048,054
	Singapore – 2.9%
358,800	Ascendas Real Estate Investment Trust	730,287
379,800	CapitaLand Commercial Trust	530,399
321,600	CapitaLand Mall Trust	573,347
392,400	Suntec Real Estate Investment Trust	562,570
		2,396,603
	United Kingdom – 1.1%
40,308	Land Securities Group PLC	457,414
54,801	Segro PLC	465,044
		922,458
	Total Real Estate Investment Trusts	5,822,754
	(Cost $5,499,403)
	Total Investments – 99.6%	82,113,621
	(Cost $81,101,409) (d)
	Net Other Assets and Liabilities – 0.4%	299,300
	Net Assets – 100.0%	$82,412,921

(a)	Portfolio securities are categorized based upon their country of incorporation. For a breakdown of the portfolio securities by sector, please see the Fund Performance Overview.
(b)	Non-income producing security.
(c)	This security is restricted in the U.S. and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.
(d)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $2,608,921 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,596,709. The net unrealized appreciation was $1,012,212.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of January 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 76,290,867	$ 76,290,867	$ —	$ —
Real Estate Investment Trusts*	5,822,754	5,822,754	—	—
Total Investments	$ 82,113,621	$ 82,113,621	$—	$—

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Currency Exposure Diversification	% of Total Investments
JPY	26.9%
EUR	26.0
GBP	10.1
AUD	9.5
CHF	7.6
SGD	6.2
HKD	4.9
USD	3.1
SEK	2.7
DKK	1.9
NOK	0.6
ILS	0.5
Total	100.0%

Currency Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
ILS	Israeli Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
January 31, 2019 (Unaudited)
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)
ASSETS:
Investments, at value	$ 166,650,343	$ 82,113,621
Cash	2,347,553	1,228,427
Foreign currency	—	1,394,307
Receivables:
Dividends	180,210	112,816
Dividend reclaims	—	95,810
Investment securities sold	—	1,364,802
Total Assets	169,178,106	86,309,783
LIABILITIES:
Payables:
Investment securities purchased	2,121,890	3,842,936
Investment advisory fees	94,118	53,926
Total Liabilities	2,216,008	3,896,862
NET ASSETS	$166,962,098	$82,412,921
NET ASSETS consist of:
Paid-in capital	$ 163,250,804	$ 83,994,936
Par value	70,500	25,500
Accumulated distributable earnings (loss)	3,640,794	(1,607,515)
NET ASSETS	$166,962,098	$82,412,921
NET ASSET VALUE, per share	$23.68	$32.32
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	7,050,002	2,550,002
Investments, at cost	$160,203,766	$81,101,409
Foreign currency, at cost (proceeds)	$—	$1,396,615
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Six Months Ended January 31, 2019 (Unaudited)
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)
INVESTMENT INCOME:
Dividends	$ 1,820,900	$ 812,425
Interest	2,846	846
Foreign withholding tax	—	(50,718)
Other	38	105
Total investment income	1,823,784	762,658
EXPENSES:
Investment advisory fees	527,627	254,254
Total expenses	527,627	254,254
NET INVESTMENT INCOME (LOSS)	1,296,157	508,404
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,298,256)	(2,826,668)
In-kind redemptions	4,116,998	805,634
Foreign currency transactions	—	2,424
Net realized gain (loss)	1,818,742	(2,018,610)
Net change in unrealized appreciation (depreciation) on:
Investments	(455,255)	473,025
Foreign currency translation	—	(6,882)
Net change in unrealized appreciation (depreciation)	(455,255)	466,143
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,363,487	(1,552,467)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 2,659,644	$(1,044,063)

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Six Months Ended 1/31/2019 (Unaudited)	Year Ended 7/31/2018	Six Months Ended 1/31/2019 (Unaudited)	Year Ended 7/31/2018
OPERATIONS:
Net investment income (loss)	$ 1,296,157	$ 1,314,374	$ 508,404	$ 1,217,537
Net realized gain (loss)	1,818,742	3,412,976	(2,018,610)	2,348,591
Net change in unrealized appreciation (depreciation)	(455,255)	3,573,637	466,143	(1,475,141)
Net increase (decrease) in net assets resulting from operations	2,659,644	8,300,987	(1,044,063)	2,090,987
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,226,465)		(626,426)
Net investment income		(1,277,206)		(1,506,227)
Total distributions to shareholders	(1,226,465)	(1,277,206)	(626,426)	(1,506,227)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	85,783,518	130,891,234	41,564,273	50,664,100
Cost of shares redeemed	(54,142,996)	(66,825,963)	(16,490,868)	(21,983,767)
Net increase (decrease) in net assets resulting from shareholder transactions	31,640,522	64,065,271	25,073,405	28,680,333
Total increase (decrease) in net assets	33,073,701	71,089,052	23,402,916	29,265,093
NET ASSETS:
Beginning of period	133,888,397	62,799,345	59,010,005	29,744,912
End of period	$166,962,098	$133,888,397	$82,412,921	$59,010,005
Accumulated net investment income (loss) at end of period		$91,894		$89,401
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	5,700,002	2,850,002	1,750,002	900,002
Shares sold	3,650,000	5,800,000	1,300,000	1,500,000
Shares redeemed	(2,300,000)	(2,950,000)	(500,000)	(650,000)
Shares outstanding, end of period	7,050,002	5,700,002	2,550,002	1,750,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
	Six Months Ended 1/31/2019 (Unaudited)	Year Ended 7/31/2018	Period Ended 7/31/2017 (a)
Net asset value, beginning of period	$ 23.49	$ 22.03	$ 19.96
Income from investment operations:
Net investment income (loss)	0.20	0.30	0.24
Net realized and unrealized gain (loss)	0.18	1.46	2.05
Total from investment operations	0.38	1.76	2.29
Distributions paid to shareholders from:
Net investment income	(0.19)	(0.30)	(0.22)
Net asset value, end of period	$23.68	$23.49	$22.03
Total return (b)	1.64%	8.04%	11.51%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 166,962	$ 133,888	$ 62,799
Ratio of total expenses to average net assets	0.70% (c)	0.70%	0.70% (c)
Ratio of net investment income (loss) to average net assets	1.72% (c)	1.37%	1.50% (c)
Portfolio turnover rate (d)	100%	157%	149%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Six Months Ended 1/31/2019 (Unaudited)	Year Ended 7/31/2018	Period Ended 7/31/2017 (a)
Net asset value, beginning of period	$ 33.72	$ 33.05	$ 29.89
Income from investment operations:
Net investment income (loss)	0.28	0.91	0.63
Net realized and unrealized gain (loss)	(1.34)	0.87	3.13
Total from investment operations	(1.06)	1.78	3.76
Distributions paid to shareholders from:
Net investment income	(0.34)	(1.11)	(0.60)
Net asset value, end of period	$32.32	$33.72	$33.05
Total return (b)	(3.14)%	5.48%	12.68%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 82,413	$ 59,010	$ 29,745
Ratio of total expenses to average net assets	0.80% (c)	0.80%	0.80% (c)
Ratio of net investment income (loss) to average net assets	1.60% (c)	2.73%	2.74% (c)
Portfolio turnover rate (d)	74%	133%	150%

(a)	Inception date is August 24, 2016, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust Horizon Managed Volatility Domestic ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (NYSE Arca ticker “HDMV”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Common stocks, real estate investment trusts (“REITs”) and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the type of security;
2)	the size of the holding;
3)	the initial cost of the security;
4)	transactions in comparable securities;
5)	price quotes from dealers and/or third-party pricing services;
6)	relationships among various securities;
7)	information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
8)	an analysis of the issuer’s financial statements; and
9)	the existence of merger proposals or tender offers that might affect the value of the security.
If the securities in question are foreign securities, the following additional information may be considered:
1)	the value of similar foreign securities traded on other foreign markets;
2)	ADR trading of similar securities;
3)	closed-end fund or exchange-traded fund trading of similar securities;
4)	foreign currency exchange activity;
5)	the trading prices of financial products that are tied to baskets of foreign securities;
6)	factors relating to the event that precipitated the pricing problem;
7)	whether the event is likely to recur; and
8)	whether the effects of the event are isolated or whether they affect entire markets, countries or regions.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of January 31, 2019, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid quarterly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2018, was as follows:
	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$ 1,277,206	$ —	$ —
First Trust Horizon Managed Volatility Developed International ETF	1,506,227	—	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
As of July 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:
	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$ 91,894	$ (3,898,725)	$ 6,014,446
First Trust Horizon Managed Volatility Developed International ETF	260,437	(109,668)	(87,795)
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017 and 2018 remain open to federal and state audit. As of January 31, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2018, the Funds had non-expiring capital loss carryforwards for federal income tax purposes as follows:
Capital Loss Available
First Trust Horizon Managed Volatility Domestic ETF	$ 3,898,725
First Trust Horizon Managed Volatility Developed International ETF	109,668
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
G. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
HUSV and HDMV have agreed to pay First Trust an annual unitary management fee of 0.70% and 0.80% of HUSV’s and HDMV’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended January 31, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 150,508,906	$ 150,503,518
First Trust Horizon Managed Volatility Developed International ETF	48,307,132	47,941,643

For the six months ended January 31, 2019, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:
	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$ 85,611,097	$ 54,022,505
First Trust Horizon Managed Volatility Developed International ETF	40,912,801	16,378,239
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). In order to purchase Creation Units of a Fund, an Authorized Participant must deposit (i) a designated portfolio of equity securities determined by First Trust (the “Deposit Securities”) and generally make or receive a cash payment referred to as the “Cash Component,” which is an amount equal to the difference between the NAV of the Fund shares (per Creation Unit Aggregations) and the market value of the Deposit Securities, and/or (ii) cash in lieu of all or a portion of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When a Fund permits an Authorized Participant to substitute cash or a

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.
Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the respective Fund’s portfolio and the countries in which the transactions are settled. Each Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.
The standard Creation Transaction Fees and the Redemption Transaction Fees for each Fund are as follows:
	Creation Transaction Fees	Redemption Transaction Fees
First Trust Horizon Managed Volatility Domestic ETF	$ 500	$ 500
First Trust Horizon Managed Volatility Developed International ETF	4,200	4,200
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2019.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose each Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a fiscal quarter basis. Part F of Form N-PORT, which contains the complete schedule of each Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Horizon Investments, LLC
6210 Ardrey Kell Road, Suite 300
Charlotte, NC 28277
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust California Municipal High Income ETF (FCAL)

Semi-Annual Report
For the Six Months Ended
January 31, 2019

First Trust California Municipal High Income ETF (FCAL)
Semi-Annual Report
January 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust California Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust California Municipal High Income ETF (FCAL)
Semi-Annual Letter from the Chairman and CEO
January 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust California Municipal High Income ETF (the “Fund”) which contains detailed information about the Fund for the six months ended January 31, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
Market volatility was the norm over the last six months, continuing the pattern we had seen throughout 2018. August was a strong month for stocks, and the Dow Jones Industrial Average (“DJIA”) finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 4.98% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 7.96%. However, as November ended, the DJIA climbed 617 points (2.49%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively. For the first time in nine years, the S&P 500® Index posted a negative return for the year, down 4.38%. During the fourth quarter, international equities outperformed the U.S. for the first time all year. Emerging markets, which suffered throughout most of 2018, dropped 7.50% in the fourth quarter, yet still managed to outperform the U.S. and developed markets by over 500 basis points. Municipals ended 2018 with a solid gain of 1.69% in the fourth quarter, which saw a distinct return of volatility in both bond and equity markets. A rate rally in the last two months of the quarter led to solid gains.
As 2019 began, investors wondered if the volatility of 2018 would continue. For the month of January, the DJIA rose steadily, ending the month up 7.29% from December’s low. The MSCI EAFE Index also trended upward, ending January up 6.57%.
The Federal Reserve (the “Fed”) raised interest rates in September and again in December to a target range of 2.25-2.50%. The Fed also lowered its inflation and growth expectations for 2019 and subsequently reduced its rate hike projections as well, from three rate hikes to two.
While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust California Municipal High Income ETF (FCAL)
The primary investment objective of First Trust California Municipal High Income ETF (the “Fund”) is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes (“Municipal Securities”). The types of Municipal Securities in which the Fund may invest include municipal lease obligations (and certificates of participation in such obligations), municipal general obligation bonds, municipal revenue bonds, municipal notes, municipal cash equivalents, private activity bonds (including without limitation industrial development bonds), and pre-refunded and escrowed to maturity bonds. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FCAL.”
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 1/31/19	1 Year Ended 1/31/19	Inception (6/20/17) to 1/31/19	Inception (6/20/17) to 1/31/19
Fund Performance
NAV	1.68%	2.98%	3.11%	5.08%
Market Price	1.33%	2.73%	3.00%	4.90%
Index Performance
Bloomberg Barclays 10 Year California Exempt Index	2.46%	3.92%	1.99%	3.24%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Sector Allocation	% of Total Investments (including cash)
Hospital	12.9%
Special Assessment	12.3
Education	11.9
Student Housing	10.3
Continuing Care Retirement Communities	8.5
Insured	7.5
Industrial Development Bond	6.6
Higher Education	6.5
Dedicated Tax	4.5
Airport	3.6
Water & Sewer	3.4
Government Obligation Bond - Unlimited Tax	2.9
Certificates of Participation	2.2
Tax Increment	2.2
Tobacco	1.8
Toll Road	0.8
Gas	0.6
Other Health	0.1
Cash	1.4
Total	100.0%
Credit Rating(1)	% of Total Investments (including cash)
AAA	0.5%
AA	18.6
A	16.5
BBB	23.6
BB	15.2
B	0.7
Not Rated	23.5
Cash	1.4
Total	100.0%

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust California Municipal High Income ETF (FCAL) (Continued)
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through January 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2017 (commencement of trading) through January 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/21/17 – 7/31/17	14	0	0	0
8/1/17 – 7/31/18	204	10	1	0
8/1/18 – 1/31/19	89	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
6/21/17 – 7/31/17	14	0	0	0
8/1/17 – 7/31/18	37	0	0	0
8/1/18 – 1/31/19	37	0	0	0

Portfolio Management
First Trust California Municipal High Income ETF (FCAL)
Semi-Annual Report
January 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust California Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.

First Trust California Municipal High Income ETF (FCAL)
Understanding Your Fund Expenses
January 31, 2019 (Unaudited)
As a shareholder of the First Trust California Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended January 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust California Municipal High Income ETF (FCAL)
Actual	$1,000.00	$1,016.80	0.50%	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (August 1, 2018 through January 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.7%
	California – 88.4%
$150,000	Alameda CA Corridor Transprtn Auth Ref Subordinate Lien, Ser A	5.00%	10/01/25	$172,761
200,000	Antelope Vly E Kern CA Wtr Agy Wtr Rev Ref	5.00%	06/01/35	229,818
200,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C	4.50%	07/01/26	217,190
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	4.00%	07/01/25	209,318
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hlth Learning Proj, Ser A (a)	5.00%	07/01/32	217,430
500,000	CA St Cmnty Clg Fing Auth Clg Hsg Rev Orange Coast Pptys LLC Orange Coast Clg Proj	5.00%	05/01/30	569,345
665,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys West, Ser A	4.00%	03/01/33	681,831
220,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	253,286
250,000	CA St Hlth Facs Fing Auth Rev Sutter Hlth, Ser A	5.00%	11/15/30	296,175
200,000	CA St Muni Fin Auth Charter Sch Rev Palmdale Aerospace Academy Proj, Ser A (a)	5.00%	07/01/38	210,732
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Academy Proj (b)	5.38%	07/01/34	252,145
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (c)	5.38%	07/01/34	251,793
300,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Academy Proj (a)	4.00%	07/01/26	306,711
250,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	260,682
75,000	CA St Muni Fin Auth Eductnl Rev Ref American Heritage Edu, Ser A	4.00%	06/01/26	77,510
155,000	CA St Muni Fin Auth Rev Ref Biola Univ	5.00%	10/01/37	174,152
225,000	CA St Muni Fin Auth Rev Ref CA Lutheran Univ	5.00%	10/01/30	263,547
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	226,982
250,000	CA St Muni Fin Auth Rev Ref Emerson Clg, Ser B	5.00%	01/01/33	282,977
110,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/26	128,797
435,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	513,874
500,000	CA St Muni Fin Auth Student Hsg Rev Chf Davis I, LLC, West Vlg Student Hsg Proj	5.00%	05/15/27	584,800
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Waste Mgmt Inc, Ser A1, AMT	3.38%	07/01/25	519,430
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	246,973
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	239,385
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	17,058
300,000	CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G (b)	5.00%	06/01/37	308,832
100,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/25	110,772
210,000	CA St Sch Fin Auth Chrt Sch Rev Summit Pub Schs (a)	5.00%	06/01/31	230,660
300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA College of the Arts Projs (a)	5.00%	07/01/29	330,021
300,000	CA St Stwd Cmntys Dev Auth Clg Hsg Rev NCCD Hooper Street LLC CA College of the Arts Projs (a)	5.25%	07/01/39	318,780
200,000	CA St Stwd Cmntys Dev Auth Student Hsg Rev Ref, Chf Irvine LLC	5.00%	05/15/30	227,098
250,000	CA St Stwd Cmntys Dev Auth Student Hsg Rev Ref, Chf Irvine LLC	5.00%	05/15/35	277,465
100,000	CA St Various Purpose	5.00%	10/01/35	114,526
500,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/30	545,705
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	326,799
200,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	3.00%	11/01/22	200,696
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (a)	5.00%	11/01/32	275,940
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$190,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/27	$226,820
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	58,329
175,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	202,871
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	53,105
50,000	CA Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr	5.00%	08/15/33	57,388
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	508,410
210,000	Cotati-Rohnert Park CA Unif Sch Dist 2016 Election, Ser C, AGM	5.00%	08/01/32	241,922
500,000	El Dorado CA Irr Dist Rev Ref, Ser C	4.00%	03/01/34	532,660
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	173,798
310,000	Fountain Vly CA Public Fing Auth Lease Rev Ref, Ser A	4.00%	11/01/29	339,754
140,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Ref Master Lease Proj, Ser A, AGM	5.00%	04/01/32	162,308
220,000	Golden St Tobacco Securitization Corp CA Tobacco Settlement Ref, Ser A-1	5.00%	06/01/26	250,749
250,000	Kaweah CA Delta Hlth Care Dist Rev, Ser B	5.00%	06/01/40	268,457
250,000	La Verne CA Cops Ref Brethren Hillcrest Homes	5.00%	05/15/36	258,935
100,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.25%	11/15/23	112,892
25,000	Long Beach CA Bond Fin Auth Nat Gas Purchase Rev, Ser A	5.50%	11/15/30	30,910
700,000	Los Angeles CA Dept of Arpts Arpt Rev Sub Los Angeles Intl Arpt, Ser B, AMT	5.00%	05/15/31	801,759
10,000	Los Angeles CA Dept of Arpts, Ser E	5.00%	05/15/28	11,762
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	111,568
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	273,005
100,000	Modesto CA Spl Tax Ref Cmnty Facs Dist # 2004-1 Vlg 1 #2	5.00%	09/01/27	113,748
200,000	Morongo Band Of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	205,228
250,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/32	291,665
190,000	Ontario CA Cmnty Facs Dist #24 Spl Tax Park Pl Facs Phase I	5.00%	09/01/34	207,100
250,000	Palomar Hlth CA Rev Ref	5.00%	11/01/31	276,475
200,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Ref #2004-1 Sunridge Park Area	5.00%	09/01/25	224,974
300,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dist #2003-1	5.38%	09/01/31	317,985
185,000	Riverside CA Unif Sch Dist Fing Auth Spl Tax Ref, BAM	5.00%	09/01/34	208,173
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (a)	5.00%	09/01/32	210,826
500,000	Sacramento CA Transient Occupapancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	596,500
10,000	San Diego Cnty CA Limited Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/28	11,650
100,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	113,913
165,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Cap Apprec Ref, Ser A, NATL-RE	(d)	01/15/29	116,338
150,000	Soledad CA Unif Sch Dist Premium Cabs Ref Bans	(d)	08/01/21	141,765
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	168,111
400,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	454,100
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	554,385
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	276,230
100,000	W Contra Costa CA Unif Sch Dist Ref, Ser A	5.00%	08/01/31	117,381

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$15,000	Washington Twp CA Hlth Care Dist Ref, Ser Dt	4.00%	08/01/29	$16,489
				19,972,434
	Georgia – 3.1%
200,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.50%	12/01/28	199,984
250,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.75%	12/01/33	248,745
225,000	Marietta GA Dev Auth Ref Univ Facs Life Univ, Ser A (a)	5.00%	11/01/27	246,487
				695,216
	Guam – 1.9%
100,000	Guam Govt Business Privilage Tax Rev Ref, Ser D	5.00%	11/15/32	107,232
305,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	312,781
				420,013
	Illinois – 1.8%
180,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	181,674
35,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/22	31,941
85,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/24	71,690
120,000	IL St, Ser A	4.00%	01/01/25	121,112
				406,417
	Ohio – 0.7%
170,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.38%	06/01/24	160,686
	Puerto Rico – 0.6%
140,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	145,363
	Wisconsin – 1.2%
250,000	Public Fin Auth WI Rev Sr Md Proton Treatment Ctr, Ser A-1 (a)	6.13%	01/01/33	260,695

Total Investments – 97.7%	22,060,824
(Cost $21,888,770) (e)
Net Other Assets and Liabilities – 2.3%	528,044
Net Assets – 100.0%	$22,588,868
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	3	Mar 2019	$ (367,406)	$(2,531)
U.S. Treasury Ultra 10-Year Notes	Short	3	Mar 2019	(392,063)	(1,250)
Total Futures Contracts				$ (759,469)	$(3,781)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2019, securities noted as such amounted to $4,953,840 or 21.9% of net assets.
(b)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(d)	Zero coupon bond.
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $250,316 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $82,043. The net unrealized appreciation was $168,273. The amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
CABS	Capital Appreciation Bonds
NATL-RE	National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of January 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 22,060,824	$ —	$ 22,060,824	$ —
LIABILITIES TABLE
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (3,781)	$ (3,781)	$ —	$ —

*	See Portfolio of Investments for state and territory breakout.

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statement of Assets and Liabilities
January 31, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $21,888,770)	$ 22,060,824
Cash	317,112
Cash segregated as collateral for open futures contracts	8,187
Receivables:
Investment securities sold	278,173
Interest	214,785
Total Assets	22,879,081
LIABILITIES:
Payables:
Investment securities purchased	276,860
Investment advisory fees	9,572
Variation margin	3,781
Total Liabilities	290,213
NET ASSETS	$22,588,868
NET ASSETS consist of:
Paid-in capital	$ 22,507,047
Par value	4,500
Accumulated distributable earnings (loss)	77,321
NET ASSETS	$22,588,868
NET ASSET VALUE, per share	$50.20
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	450,002
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statement of Operations
For the Six Months Ended January 31, 2019 (Unaudited)
INVESTMENT INCOME:
Interest	$ 377,564
Total investment income	377,564
EXPENSES:
Investment advisory fees	67,261
Total expenses	67,261
Fees waived by the investment advisor	(15,522)
Net expenses	51,739
NET INVESTMENT INCOME (LOSS)	325,825
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(90,681)
Futures	(16,616)
Net realized gain (loss)	(107,297)
Net change in unrealized appreciation (depreciation) on:
Investments	161,105
Futures	(2,844)
Net change in unrealized appreciation (depreciation)	158,261
NET REALIZED AND UNREALIZED GAIN (LOSS)	50,964
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 376,789

See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Statements of Changes in Net Assets
	Six Months Ended 1/31/2019 (Unaudited)	Year Ended 7/31/2018
OPERATIONS:
Net investment income (loss)	$ 325,825	$ 346,594
Net realized gain (loss)	(107,297)	12,457
Net change in unrealized appreciation (depreciation)	158,261	(26,674)
Net increase (decrease) in net assets resulting from operations	376,789	332,377
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(312,501)
Net investment income		(330,003)
Net realized gain		(8,940)
Total distributions to shareholders	(312,501)	(338,943)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	4,985,120	7,517,177
Cost of shares redeemed	—	—
Net increase (decrease) in net assets resulting from shareholder transactions	4,985,120	7,517,177
Total increase (decrease) in net assets	5,049,408	7,510,611
NET ASSETS:
Beginning of period	17,539,460	10,028,849
End of period	$ 22,588,868	$ 17,539,460
Accumulated net investment income (loss) at end of period		$16,960
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	350,002	200,002
Shares sold	100,000	150,000
Shares outstanding, end of period	450,002	350,002
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 1/31/2019 (Unaudited)	Year Ended 7/31/2018	Period Ended 7/31/2017 (a)
Net asset value, beginning of period	$ 50.11	$ 50.14	$ 50.00
Income from investment operations:
Net investment income (loss)	0.77	1.45	0.10
Net realized and unrealized gain (loss)	0.07	(0.04)	0.14
Total from investment operations	0.84	1.41	0.24
Distributions paid to shareholders from:
Net investment income	(0.75)	(1.40)	(0.10)
Net realized gain	—	(0.04)	—
Return of capital	—	—	(0.00) (b)
Total distributions	(0.75)	(1.44)	(0.10)
Net asset value, end of period	$50.20	$50.11	$50.14
Total return (c)	1.68%	2.83%	0.50%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 22,589	$ 17,539	$ 10,029
Ratio of total expenses to average net assets	0.65% (d)	0.65%	0.65% (d)
Ratio of net expenses to average net assets	0.50% (d)	0.50%	0.50% (d)
Ratio of net investment income (loss) to average net assets	3.15% (d)	2.97%	1.74% (d)
Portfolio turnover rate (e)	49%	91%	22%

(a)	Inception date is June 20, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Amount is less than $0.01.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(d)	Annualized.
(e)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust California Municipal High Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FCAL” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to seek to provide current income that is exempt from regular federal income taxes and California income taxes, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and California income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of January 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Academy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$100.86	$253,948	$252,145	1.11%
CA St Sch Fin Auth Chrt Sch Rev Rocketship Pub Schs, Ser G, 5.00%, 06/01/37	12/05/17	$300,000	102.94	313,958	308,832	1.37
				$567,906	$560,977	2.48%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $8,187 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended July 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$8,924
Long-term capital gains	—
Tax-exempt income	330,019
Return of capital	—
As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$9,743
Accumulated capital and other gain (loss)	(14,876)
Net unrealized appreciation (depreciation)	18,166
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2017 and 2018 remain open to federal and state audit. As of January 31, 2019, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. During the taxable year ended July 31, 2018, the Fund utilized capital loss carryforwards in the amount of $17,499. At July 31, 2018, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2018, the Fund had $14,876 of late year capital losses.
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.65% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2019. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2019. First Trust does not have the right to recover the fees waived. During the six months ended January 31, 2019, the Advisor waived fees of $15,522.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended January 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $15,657,731 and $9,781,542, respectively.
For the six months ended January 31, 2019, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at January 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 3,781
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended January 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(16,616)
Net change in unrealized appreciation (depreciation) on futures	(2,844)
During the six months ended January 31, 2019, the notional value of futures contracts opened and closed were $11,231,266 and $10,983,078, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 plus ten basis points. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 plus ten basis points. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2019.

Notes to Financial Statements (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
8. Borrowings
The Trust, on behalf of the Fund, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV have a $360 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Prior to August 28, 2018, the commitment amount was $320 million. Scotia charges a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the six months ended January 31, 2019.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
On March 6, 2019, the commitment amount under the Scotia Credit Agreement was increased to $385 million.

Additional Information
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a fiscal quarter basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust California Municipal High Income ETF (FCAL)
January 31, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Municipal High Income ETF (FMHI)

Semi-Annual Report
For the Six Months Ended
January 31, 2019

First Trust Municipal High Income ETF (FMHI)
Semi-Annual Report
January 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (First Trust Municipal High Income ETF; hereinafter referred to as the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Municipal High Income ETF (FMHI)
Semi-Annual Letter from the Chairman and CEO
January 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust Municipal High Income ETF (the “Fund”) which contains detailed information about the Fund for the six months ended January 31, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
Market volatility was the norm over the last six months, continuing the pattern we had seen throughout 2018. August was a strong month for stocks, and the Dow Jones Industrial Average (“DJIA”) finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 4.98% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 7.96%. However, as November ended, the DJIA climbed 617 points (2.49%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively. For the first time in nine years, the S&P 500® Index posted a negative return for the year, down 4.38%. During the fourth quarter, international equities outperformed the U.S. for the first time all year. Emerging markets, which suffered throughout most of 2018, dropped 7.50% in the fourth quarter, yet still managed to outperform the U.S. and developed markets by over 500 basis points. Municipals ended 2018 with a solid gain of 1.69% in the fourth quarter, which saw a distinct return of volatility in both bond and equity markets. A rate rally in the last two months of the quarter led to solid gains.
As 2019 began, investors wondered if the volatility of 2018 would continue. For the month of January, the DJIA rose steadily, ending the month up 7.29% from December’s low. The MSCI EAFE Index also trended upward, ending January up 6.57%.
The Federal Reserve (the “Fed”) raised interest rates in September and again in December to a target range of 2.25-2.50%. The Fed also lowered its inflation and growth expectations for 2019 and subsequently reduced its interest rate hike projections as well, from three rate hikes to two.
While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Municipal High Income ETF (FMHI)
The primary investment objective of the First Trust Municipal High Income ETF (the “Fund”) is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes (“Municipal Securities”). Municipal Securities are generally issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies, authorities and other instrumentalities. The Fund invests at least 50% of its net assets in Municipal Securities that are, at the time of investment, rated below investment grade by at least one nationally recognized statistical rating organization, commonly referred to as “high yield” or “junk” bonds. The Fund lists and principally trades its shares on The Nasdaq Stock Market LLC under the ticker symbol “FMHI.”
Performance
			Average Annual Total Returns	Cumulative Total Returns
	6 Months Ended 1/31/19	1 Year Ended 1/31/19	Inception (11/1/17) to 1/31/19	Inception (11/1/17) to 1/31/19
Fund Performance
NAV	1.43%	3.73%	3.51%	4.40%
Market Price	1.81%	4.26%	3.83%	4.81%
Index Performance
Blended Benchmark (1)	2.86%	5.57%	4.12%	5.17%
Total returns for the period since inception are calculated from the inception date of the Fund. “Average Annual Total Returns” represent the average annual change in value of an investment over the period indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period indicated.
The Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after its inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in the Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices that make up the Blended Benchmark do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in each index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future performance.

(1)	The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg Barclays High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond High Yield Index; and 50% of the Bloomberg Barclays Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Barclays Municipal Bond Index. Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the index performance shown. Indexes are unmanaged and an investor cannot invest directly in an index.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)
Sector Allocation	% of Total Investments (including cash)
Continuing Care Retirement Communities	14.1%
Industrial Development Bond	10.2
Education	9.4
Hospital	8.7
Special Assessment	7.6
Government Obligation Bond - Unlimited Tax	6.9
Local Housing	5.8
Government Obligation Bond - Limited Tax	4.5
Tobacco	4.4
Insured	3.9
Tax Increment	3.6
Student Housing	3.1
Dedicated Tax	2.8
Gas	2.3
Other Health	2.2
Toll Road	2.1
Higher Education	1.9
Water & Sewer	1.6
Certificates of Participation	1.6
Airport	1.3
Port	0.3
Cash	1.7
Total	100.0%
Credit Rating(2)	% of Total Investments (including cash)
AAA	0.1%
AA	3.7
A	16.9
BBB	12.6
BB	21.1
B	2.8
Not Rated	41.1
Cash	1.7
Total	100.0%

(2)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Municipal High Income ETF (FMHI) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through January 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2017 (commencement of trading) through January 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/02/17 – 7/31/18	74	0	0	0
8/1/18 – 1/31/19	107	0	0	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/02/17 – 7/31/18	111	1	0	0
8/1/18 – 1/31/19	19	0	0	0

Portfolio Management
First Trust Municipal High Income ETF (FMHI)
Semi-Annual Report
January 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) is the investment advisor to the First Trust Municipal High Income ETF (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Fund. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Fund, the Team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.

First Trust Municipal High Income ETF (FMHI)
Understanding Your Fund Expenses
January 31, 2019 (Unaudited)
As a shareholder of the First Trust Municipal High Income ETF (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended January 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this six-month period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value August 1, 2018	Ending Account Value January 31, 2019	Annualized Expense Ratio Based on the Six-Month Period (a)	Expenses Paid During the Six-Month Period (b)
First Trust Municipal High Income ETF (FMHI)
Actual	$1,000.00	$1,014.30	0.55%	$2.79
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

(a)	These expense ratios reflect expense waivers. See Note 3 in the Notes to Financial Statements.
(b)	Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (August 1, 2018 through January 31, 2019), multiplied by 184/365 (to reflect the six-month period).

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 97.5%
	Arizona – 3.9%
$255,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	4.00%	07/01/27	$253,733
100,000	Phoenix AZ Indl Dev Auth Student Hsg Rev Ref Downtown Phoenix Student Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	113,887
400,000	Pima Cnty AZ Indl Dev Auth Edu Rev Fac American Leadership Academy Proj (a)	4.00%	06/15/22	401,236
345,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	5.50%	10/01/27	368,915
200,000	Tempe AZ Indl Dev Auth Rev Mirabella at ASU Proj, Ser A (a)	6.00%	10/01/37	216,678
				1,354,449
	California – 6.7%
450,000	CA St Muni Fin Auth Chrt Sch Rev, Ser A (a)	5.50%	06/01/38	469,228
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	232,657
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	6.75%	12/01/28	246,973
500,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Rialto Bioenergy Fac LLC Proj Green Bond, AMT (a)	7.50%	12/01/40	478,770
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	599,131
300,000	Morongo Band Of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	307,842
				2,334,601
	Colorado – 4.5%
500,000	Crowfoot Vly Ranch Met Dist #2 CO, Ser A	5.63%	12/01/38	490,015
500,000	North Park Met Dist #1 Spl Rev, Ser A-2	5.13%	12/01/28	514,735
500,000	Park Creek CO Met Dist Rev Ref Sr Limited Property Tax Supported, Ser A	5.00%	12/01/34	557,035
				1,561,785
	Connecticut – 3.1%
250,000	CT St Hlth & Eductnl Facs Auth Rev Quinnipiac Univ Ref, Ser M	5.00%	07/01/36	279,210
250,000	CT St Hlth & Eductnl Facs Auth Rev Ref Quinnipiac Univ, Ser L	5.00%	07/01/31	283,448
500,000	Harbor Point CT Infrastructure Impt Dist Spl Oblig Rev Ref Harbor Point Proj Limited (a)	5.00%	04/01/39	523,140
				1,085,798
	Delaware – 1.8%
600,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	619,392
	Florida – 3.6%
500,000	Capital Region FL Cdd Rev Ref Capital Impt, Ser A-1	4.13%	05/01/23	497,665
140,000	Capital Trust Agy FL Eductnl Facs Rev Viera Chrt Schs Inc Proj, Ser A (a)	5.00%	10/15/37	139,990
85,000	Miami-Dade Cnty FL Eductnl Facs Auth Rev Ref Univ Miami, Ser A	5.00%	04/01/31	95,601
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	274,955
255,000	Trout Creek Cdd FL Capital Impt Rev (b)	5.38%	05/01/38	253,164
				1,261,375
	Georgia – 1.7%
250,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.50%	12/01/28	249,980
300,000	Floyd Cnty GA Dev Auth Spires Berry Clg Proj, Ser A	5.75%	12/01/33	298,494
55,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	58,350
				606,824
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Guam – 1.0%
$250,000	Guam Govt Business Privilege Tax Rev Ref, Ser-D	5.00%	11/15/35	$265,315
70,000	Guam Govt Business Privilege Tax Rev, Ser B-1	5.00%	01/01/37	71,786
				337,101
	Idaho – 1.4%
300,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	4.00%	11/15/27	301,830
200,000	ID St Hlth Facs Auth Rev Ref Vly Vista Care Corp, Ser A	5.00%	11/15/32	204,406
				506,236
	Illinois – 12.4%
275,000	Chicago IL Brd of Edu Cap Apprec Sch Reform, Ser B-1, NATL-RE	(c)	12/01/22	243,097
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	315,945
755,000	Chicago IL Brd of Edu Ref, Ser F	5.00%	12/01/31	762,021
50,000	Chicago IL Brd of Edu, Ser A	5.50%	12/01/39	50,832
400,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	447,016
20,000	Chicago IL Ref, Ser C	5.00%	01/01/25	20,682
260,000	Chicago IL Ref, Ser C, CABS	(c)	01/01/25	210,582
450,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	462,244
75,000	IL St	5.00%	04/01/24	80,191
165,000	IL St	5.00%	06/01/27	176,893
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	270,353
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	268,423
230,000	IL St Fin Auth Student Hsg & Academic Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	258,962
530,000	IL St, Ser D	5.00%	11/01/24	570,428
200,000	IL St, Ser D	5.00%	11/01/26	216,652
				4,354,321
	Indiana – 4.9%
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	251,557
200,000	IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A (d)	5.25%	07/01/28	205,278
10,000	IN St Fin Auth Rev Greencroft Oblig Grp, Ser A	5.00%	11/15/23	10,578
600,000	Plainfield IN Mf Hsg Rev Glasswater Creek Proj	5.38%	09/01/38	592,464
700,000	Terre Haute IN Mf Hsg Rev Silver Birch Of Terre Haute Proj	5.10%	01/01/32	673,701
				1,733,578
	Iowa – 1.5%
500,000	IA St Fin Auth Sr Hsg Rev Northcrest Inc Proj, Ser A	5.00%	03/01/28	527,140
	Kansas – 0.9%
300,000	Wichita KS Hlth Care Facs Rev Ref Presbyterian Manors, Ser I	5.00%	05/15/28	318,270
	Louisiana – 0.7%
200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	232,884
	Massachusetts – 3.7%
500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	532,195
620,000	MA St Dev Fin Agy Rev Ref Lawrence General Hosp	5.00%	07/01/26	693,941
50,000	MA St Federal Highway Ref Subordinate Rev, Ser A	5.00%	06/15/24	56,737
				1,282,873

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan – 2.5%
$300,000	Detroit MI Downtown Dev Auth Tax Increment Rev Ref Catalyst Dev Proj, Ser A, AGM	5.00%	07/01/31	$327,705
500,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Second Lien, Ser D	5.00%	07/01/36	558,070
				885,775
	Minnesota – 2.2%
150,000	Minneapolis MN Student Hsg Rev Riverton Cmnty Hsg Proj (a)	3.80%	08/01/27	150,000
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	111,975
500,000	Saint Paul MN Hsg & Redev Auth Mf Hsg Rev Pioneer Press Apts Proj, Ser B (Mandatory put 11/01/20) (a)	3.38%	05/01/21	498,515
				760,490
	Missouri – 0.0%
10,000	MO St Hlth & Eductnl Facs Auth Med Research Lutheran Svcs, Ser A	5.00%	02/01/29	10,917
	Nevada – 1.0%
315,000	Carson City NV Hosp Rev Ref Carson Tahoe Regl Med Ctr, Ser A	5.00%	09/01/25	360,823
	New Jersey – 4.7%
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	112,178
520,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transn Sys, Ser C, AMBAC	(c)	12/15/25	413,410
500,000	NJ St Transprtn Trust Fund Auth Ref Transptrn Sys, Ser A	5.00%	12/15/30	556,785
500,000	Tobacco Settlement Fing Corp NJ Ref, Ser A	5.00%	06/01/27	580,760
				1,663,133
	New York – 1.5%
505,000	Build NYC Resource Corp NY Sol Wst Disp Rev Ref Pratt Paper Inc Proj, AMT (a)	5.00%	01/01/35	533,770
	North Carolina – 0.6%
175,000	NC St Med Care Commission Retmnt Facs Rev Ref United Methodist Retmnt Homes, Ser A	5.00%	10/01/27	191,688
	Ohio – 4.3%
500,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.13%	06/01/24	468,205
530,000	Buckeye OH Tobacco Settlement Fing Auth Asset Bkd Sr Turbo, Ser A-2	5.38%	06/01/24	500,961
500,000	Cleveland-Cuyahoga Cnty OH Port Auth Cultural Fac Rev Ref Playhouse Sq Fdtn Proj	5.00%	12/01/28	544,090
				1,513,256
	Oklahoma – 0.9%
125,000	Comanche Cnty OK Hosp Auth Rev Ref	5.00%	07/01/29	133,336
150,000	OK St Dev Fin Auth Hlthsys Rev Ou Medicine Proj, Ser B	5.00%	08/15/26	171,936
				305,272
	Oregon – 1.0%
290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods At Marylhurst Inc Proj, Ser A	5.00%	05/15/26	315,398
25,000	Multnomah Cnty OR Hosp Facs Auth Rev Ref Terwilliger Plaza	5.00%	12/01/20	25,790
				341,188
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Pennsylvania – 3.7%
$300,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligated Grp Issue, Ser A	5.00%	04/01/32	$341,286
100,000	Chester Cnty PA Indl Dev Auth Renaissance Academy Chrt Sch	5.00%	10/01/34	105,376
440,000	Lancaster Cnty PA Hosp Auth Ref United Zion Retmnt Cmnty, Ser A	5.00%	12/01/32	447,159
15,000	Montgomery Cnty PA Hgr Edu & Hlth Auth Ref Philadelphia Presbytery Homes Inc Proj	5.00%	12/01/32	16,071
350,000	PA St Turnpike Commission Oil Franchise Tax Rev Ref Sub, Ser B	5.00%	12/01/30	403,112
				1,313,004
	Puerto Rico – 0.4%
145,000	Puerto Rico Cmwlth Ref Pub Impt, Ser A, AGM	5.00%	07/01/35	150,555
	South Carolina – 2.1%
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	235,826
500,000	SC St Jobs Econ Dev Auth Hlth Facs Rev Ref Lutheran Homes Of SC Inc	5.00%	05/01/37	502,980
				738,806
	Tennessee – 2.4%
25,000	Chattanooga TN Hlth Eductnl & Hsg Fac Brd Rev Ref Student Hsg CDFI Phase I	5.00%	10/01/23	27,848
500,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	522,805
255,000	TN St Energy Acquisition Corp Gas Rev, Ser A	5.25%	09/01/26	293,426
				844,079
	Texas – 7.7%
50,000	Centrl TX Regl Mobility Auth Rev Ref Sub Lien	5.00%	01/01/33	53,852
500,000	Hackberry TX Spl Assmnt Rev Rivendale Lake Pub Impt Dist #2 Phases 4-6 Proj	4.13%	09/01/27	489,900
525,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	532,444
545,000	Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv (d)	4.50%	09/01/28	534,389
285,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	293,236
500,000	New Hope Cultural Edu Facs Fin Corp TX Student Hsg Rev Chf TX A&M Univ Corpus Christi Island Campus Proj, Ser A	5.00%	04/01/25	521,205
250,000	TX St Transprtn Commission Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	277,998
				2,703,024
	Utah – 1.6%
500,000	UT St Transit Auth Sales Tax Rev Ref Sub, Ser A	5.00%	06/15/35	565,255
	Washington – 4.0%
500,000	Grays Harbor Cnty WA Pub Hosp Dist #1 Hosp Rev Pub Hosp Dt, BANS	3.00%	08/01/19	499,555
600,000	Kalispel Tribe of Indians Priority Dist WA Rev, Ser A (a)	5.00%	01/01/32	646,902
230,000	WA St Hlth Care Facs Auth Ref Fred Hutchinson Cancer Research Ctr	5.00%	01/01/26	266,356
				1,412,813
	Wisconsin – 5.1%
500,000	Pub Fin Auth WI Chrt Sch Rev Limited American Prep Academy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	496,625

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$505,000	Pub Fin Auth WI Retmnt Fac Rev Ref Whitestone Retmnt Facs 1st Mortgage Rev Bonds (a)	4.00%	03/01/27	$513,009
750,000	Public Fin Auth WI Rev Sr Md Proton Treatment Ctr, Ser A-1 (a)	6.13%	01/01/33	782,085
				1,791,719

Total Investments – 97.5%	34,202,194
(Cost $33,978,871) (e)
Net Other Assets and Liabilities – 2.5%	893,674
Net Assets – 100.0%	$35,095,868
Futures Contracts (See Note 2D - Futures Contracts in the Notes to Financial Statements):
Futures Contracts	Position	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)/ Value
U.S. Treasury 10-Year Notes	Short	9	Mar 2019	$ (1,102,219)	$(7,406)
U.S. Treasury Ultra 10-Year Notes	Short	5	Mar 2019	(653,437)	(3,094)
Total Futures Contracts				$ (1,755,656)	$(10,500)

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2019, securities noted as such amounted to $9,837,085 or 28.0% of net assets.
(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	Zero coupon bond.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(e)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $418,246 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $205,423. The net unrealized appreciation was $212,823. The amounts presented are inclusive of derivative contracts.

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
CABS	Capital Appreciation Bonds
NATL-RE	National Public Finance Guarantee Corp.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of January 31, 2019 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 34,202,194	$ —	$ 34,202,194	$ —
LIABILITIES TABLE
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Futures Contracts	$ (10,500)	$ (10,500)	$ —	$ —

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
January 31, 2019 (Unaudited)
ASSETS:
Investments, at value (Cost $33,978,871)	$ 34,202,194
Cash	575,480
Cash segregated as collateral for open futures contracts	21,682
Interest receivable	323,895
Total Assets	35,123,251
LIABILITIES:
Payables:
Investment advisory fees	16,883
Variation margin	10,500
Total Liabilities	27,383
NET ASSETS	$35,095,868
NET ASSETS consist of:
Paid-in capital	$ 35,000,759
Par value	7,000
Accumulated distributable earnings (loss)	88,109
NET ASSETS	$35,095,868
NET ASSET VALUE, per share	$50.14
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	700,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Six Months Ended January 31, 2019 (Unaudited)
INVESTMENT INCOME:
Interest	$ 660,654
Total investment income	660,654
EXPENSES:
Investment advisory fees	111,662
Total expenses	111,662
Fees waived by the investment advisor	(23,928)
Net expenses	87,734
NET INVESTMENT INCOME (LOSS)	572,920
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(53,777)
Futures	(46,758)
Net realized gain (loss)	(100,535)
Net change in unrealized appreciation (depreciation) on:
Investments	35,240
Futures	(8,859)
Net change in unrealized appreciation (depreciation)	26,381
NET REALIZED AND UNREALIZED GAIN (LOSS)	(74,154)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 498,766

See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets
	Six Months Ended 1/31/2019 (Unaudited)	Period Ended 7/31/2018 (a)
OPERATIONS:
Net investment income (loss)	$ 572,920	$ 537,833
Net realized gain (loss)	(100,535)	(28,303)
Net change in unrealized appreciation (depreciation)	26,381	186,442
Net increase (decrease) in net assets resulting from operations	498,766	695,972
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(577,502)
Net investment income		(529,127)
Total distributions to shareholders	(577,502)	(529,127)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	12,504,820	27,510,133
Cost of shares redeemed	(5,007,194)	—
Net increase (decrease) in net assets resulting from shareholder transactions	7,497,626	27,510,133
Total increase (decrease) in net assets	7,418,890	27,676,978
NET ASSETS:
Beginning of period	27,676,978	—
End of period	$ 35,095,868	$ 27,676,978
Accumulated net investment income (loss) at end of period		$8,507
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	550,002	—
Shares sold	250,000	550,002
Shares redeemed	(100,000)	—
Shares outstanding, end of period	700,002	550,002

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period
	Six Months Ended 1/31/2019 (Unaudited)	Period Ended 7/31/2018 (a)
Net asset value, beginning of period	$ 50.32	$ 50.00
Income from investment operations:
Net investment income (loss)	0.89	1.15
Net realized and unrealized gain (loss)	(0.17)	0.30
Total from investment operations	0.72	1.45
Distributions paid to shareholders from:
Net investment income	(0.90)	(1.13)
Net asset value, end of period	$50.14	$50.32
Total return (b)	1.43%	2.93%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 35,096	$ 27,677
Ratio of total expenses to average net assets	0.70% (c)	0.70% (c)
Ratio of net expenses to average net assets	0.55% (c)	0.55% (c)
Ratio of net investment income (loss) to average net assets	3.59% (c)	3.13% (c)
Portfolio turnover rate (d)	46%	74%

(a)	Inception date is November 1, 2017, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the First Trust Municipal High Income ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “FMHI” on The Nasdaq Stock Market LLC (“Nasdaq”). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which the Fund invests. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of January 31, 2019, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of January 31, 2019, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
IN St Fin Auth Rev Eductnl Facs Rock Creek Cmnty Academy Proj, Ser A, 5.25%, 07/01/28	8/31/18	$200,000	$102.64	$202,190	$205,278	0.58%
Leander TX Spl Assmnt Rev Crystal Springs Pub Impt Dist Proj Accd Inv, 4.50%, 09/01/28	5/4/18	$545,000	98.05	539,708	534,389	1.52
				$741,898	$739,667	2.10%
D. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked to market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures” on the Statement of Operations. This daily fluctuation in the value of the contracts is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.
Restricted cash segregated as collateral for futures contracts in the amount of $21,682 is shown as “Cash segregated as collateral for open futures contracts” on the Statement of Assets and Liabilities.
E. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by the Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal period ended July 31, 2018, was as follows:
Distributions paid from:
Ordinary income	$—
Capital gains	—
Tax-exempt income	529,127
Return of capital	—
As of July 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,896
Accumulated capital and other gain (loss)	(29,745)
Net unrealized appreciation (depreciation)	192,694
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable year ended 2018 remains open to federal and state audit. As of January 31, 2019, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2018, the Fund had $29,745 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended July 31, 2018, the Fund had no net ordinary losses.
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
H. New Accounting Pronouncements
On March 30, 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 “Premium Amortization on Purchased Callable Debt Securities,” which amends the amortization period for certain purchased callable debt securities held at a premium by shortening such period to the earliest call date. The new guidance requires an entity to amortize the premium on a callable debt security within its scope to the earliest call date, unless the guidance for considering estimated prepayments is applied. If the call option is not exercised at the earliest call date, the yield is reset to the effective yield using the payment terms of the security. If the security has more than one call date and the premium was amortized to a call price greater than the next call price, any excess of the amortized cost basis over the amount repayable at the next call date will be amortized to that date. If there are no other call dates, any excess of the amortized cost basis over the par amount will be amortized to maturity. Discounts on purchased callable debt securities will continue to be amortized to the security’s maturity date. ASU 2017-08 is effective for public business entities for fiscal years, and interim periods within those

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
fiscal years, beginning after December 15, 2018. Earlier adoption is permitted for all entities, including adoption in an interim period. If an entity early adopts the ASU in an interim period, any adjustments must be reflected as of the beginning of the fiscal year that includes that interim period. Management is still assessing the impact of the adoption of ASU 2017-08 on the financial statements but does not expect it to have a material impact.
On August 28, 2018, the FASB issued ASU 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Fund has early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.70% of its average daily net assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Fund pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until November 30, 2019. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Fund or by the Advisor only after November 30, 2019. First Trust does not have the right to recover the fees waived. During the six months ended January 31, 2019, the Advisor waived fees of $23,928.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH is responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the six months ended January 31, 2019, the cost of purchases and proceeds from sales of investments, excluding short term investments and in-kind transactions, were $20,998,207 and $14,029,358, respectively.
For the six-months ended January 31, 2019, the Fund had no in-kind transactions.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at January 31, 2019, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Futures	Interest Rate Risk	Variation Margin Receivable	$ —	Variation Margin Payable	$ 10,500
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended January 31, 2019, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures	$(46,758)
Net change in unrealized appreciation (depreciation) on futures	(8,859)
During the six months ended January 31, 2019, the notional value of futures contracts opened and closed were $20,381,453 and $19,397,313, respectively.
The Fund does not have the right to offset financial assets and liabilities related to futures contracts on the Statement of Assets and Liabilities.
6. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of the Fund’s investments, the Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which the Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently $500 plus ten basis points. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 plus ten basis points. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
7. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2019.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
8. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
9. Subsequent Events
Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:
Effective March 6, 2019, the Fund was added to a $385 million Credit Agreement with The Bank of Nova Scotia as administrative agent for a group of lenders.

Additional Information
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose the Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a fiscal quarter basis. Part F of Form N-PORT, which contains the complete schedule of the Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Municipal High Income ETF (FMHI)
January 31, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

First Trust Exchange-Traded Fund III
First Trust Short Duration Managed Municipal ETF (FSMB)

First Trust Ultra Short Duration Municipal ETF (FUMB)

Semi-Annual Report
For the Period
November 1, 2018
(Commencement of
Operations) through
January 31, 2019

First Trust Exchange-Traded Fund III
Semi-Annual Report
January 31, 2019
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, the “Funds”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See “Risk Considerations” in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on each Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund’s performance and investment approach.
The statistical information that follows may help you understand each Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, and other Fund regulatory filings.

Shareholder Letter
First Trust Exchange-Traded Fund III
Semi-Annual Letter from the Chairman and CEO
January 31, 2019
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for certain series of the First Trust Exchange-Traded Fund III (the “Funds”) which contains detailed information about the First Trust Short Duration Managed Municipal ETF and the First Trust Ultra Short Duration Municipal ETF since their November 1, 2018 inception to January 31, 2019. We encourage you to read this report carefully and discuss it with your financial advisor.
Market volatility was the norm over the last six months, continuing the pattern we had seen throughout 2018. August was a strong month for stocks, and the Dow Jones Industrial Average (“DJIA”) finished the month just under its previous high in January 2018. At the close of the third quarter in September, the markets had moved higher into positive territory. In fact, all three major U.S. indices (the Nasdaq Composite Index, the DJIA and the S&P 500® Index) hit record levels during the third quarter. In October, markets were again very volatile, surprising analysts and investors alike. Both global markets and U.S. markets fell on fears of slowing growth, trade wars and higher interest rates. The DJIA was down 4.98% for October and the MSCI EAFE Index, an index of stocks in 21 developed markets (excluding the U.S. and Canada), was down 7.96%. However, as November ended, the DJIA climbed 617 points (2.49%) to its biggest one-day gain in eight months. The MSCI EAFE Index ended November down slightly. December held its own shocks as it became the worst December for stocks since the Great Depression. The DJIA and MSCI EAFE Index ended December with year-to-date returns of -3.48% and -13.79%, respectively. For the first time in nine years, the S&P 500® Index posted a negative return for the year, down 4.38%. During the fourth quarter, international equities outperformed the U.S. for the first time all year. Emerging markets, which suffered throughout most of 2018, dropped 7.5% in the fourth quarter, yet still managed to outperform the U.S. and developed markets by over 500 basis points. Municipals ended 2018 with a solid gain of 1.69% in the fourth quarter, which saw a distinct return of volatility in both bond and equity markets. A rate rally in the last two months of the quarter led to solid gains.
As 2019 began, investors wondered if the volatility of 2018 would continue. For the month of January, the DJIA rose steadily, ending the month up 7.29% from December’s low. The MSCI EAFE Index also trended upward, ending January up 6.57%.
The Federal Reserve (the “Fed”) raised interest rates in September and again in December to a target range of 2.25-2.50%. The Fed also lowered its inflation and growth expectations for 2019 and subsequently reduced its rate hike projections as well, from three rate hikes to two.
While trade tensions have had an impact on markets around the world and could continue to do so in the future, our First Trust economists believe that the long-term impact of U.S. tariffs will be to encourage countries to come back to the table and talk about more equal trade. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.
We continue to believe that you should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.
Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Fund Performance Overview (Unaudited)
First Trust Short Duration Managed Municipal ETF (FSMB)
The investment objective of First Trust Short Duration Managed Municipal ETF (the “Fund”) is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. The Fund’s investment advisor seeks to construct a portfolio that has a weighted average duration of 1-3 years. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FSMB.”
Performance
Cumulative Total Returns
Inception (11/1/18) to 1/31/19
Fund Performance
NAV	1.44%
Market Price	1.34%
Index Performance
Bloomberg Barclays Capital 1-5 Year Municipal Bond Index	1.75%
(See Notes to Fund Performance Overview Page 6.)
Sector Allocation	% of Total Investments (including cash)
Continuing Care Retirement Communities	11.8%
Government Obligation Bond - Unlimited Tax	11.1
Insured	11.0
Hospital	9.4
Gas	8.6
Dedicated Tax	6.9
Water & Sewer	6.8
Industrial Development Bond	6.4
Special Assessment	4.8
Student Housing	3.1
Local Housing	3.0
Airport	2.7
Mass Transit	2.7
Government Obligation Bond - Limited Tax	2.5
Education	2.5
Certificates of Participation	2.1
Higher Education	1.9
Tax Increment	1.0
Toll Road	0.9
Cash	0.8
Total	100.0%

Credit Quality(1)	% of Total Investments (including cash)
AAA	4.6%
AA	14.4
A	28.1
BBB	32.3
BB	3.1
Not Rated	11.6
SP-1/MIG1 (short-term)	5.1
Cash	0.8
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Short Duration Managed Municipal ETF (FSMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through January 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2018 (commencement of trading) through January 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 1/31/19	50	0	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 1/31/19	9	0	0	0

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The investment objective of First Trust Ultra Short Duration Municipal ETF (the “Fund”) is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. Under normal market conditions, the weighted average duration of the Fund’s portfolio is expected to be less than one year. The Fund lists and principally trades its shares on NYSE Arca, Inc. under the ticker symbol “FUMB.”
Performance
Cumulative Total Returns
Inception (11/1/18) to 1/31/19
Fund Performance
NAV	0.71%
Market Price	0.56%
Index Performance
Bloomberg Barclays Municipal Short-Term Index	0.61%
(See Notes to Fund Performance Overview Page 6.)
Sector Allocation	% of Total Investments (including cash)
Government Obligation Bond - Limited Tax	15.7%
Government Obligation Bond - Unlimited Tax	11.6
Insured	10.3
Industrial Development Bond	9.3
Dedicated Tax	7.5
Education	6.5
Continuing Care Retirement Communities	6.2
Mass Transit	4.4
Pre-refunded/Escrowed-to-maturity	4.4
Certificates of Participation	4.0
Gas	4.0
Higher Education	3.8
Water & Sewer	3.6
Hospital	3.1
Special Assessment	2.4
Student Housing	1.1
Local Housing	1.0
Skilled Nursing	0.5
Cash	0.6
Total	100.0%
Credit Quality(1)	% of Total Investments (including cash)
AAA	9.4%
AA	13.8
A	23.3
BBB	20.8
Not Rated	7.6
SP-1+ (short-term)	7.8
SP-1/MIG1 (short-term)	16.7
Cash	0.6
Total	100.0%

(1)	The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor’s Ratings Group, a division of the McGraw Hill Companies, Inc., Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

Fund Performance Overview (Unaudited) (Continued)
First Trust Ultra Short Duration Municipal ETF (FUMB) (Continued)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Frequency Distribution of Discounts and Premiums
Bid/Ask Midpoint vs. NAV through January 31, 2019
The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period November 2, 2018 (commencement of trading) through January 31, 2019. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.
Number of Days Bid/Ask Midpoint At/Above NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 1/31/19	50	0	1	0
Number of Days Bid/Ask Midpoint Below NAV
For the Period	0.00%–0.49%	0.50%–0.99%	1.00%–1.99%	>=2.00%
11/2/18 – 1/31/19	9	0	0	0

Notes to Fund Performance Overview (Unaudited)
Total returns for the period since inception are calculated from the inception date of each Fund. “Cumulative Total Returns” represent the total change in value of an investment over the periods indicated.
Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund’s NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.
An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund’s past performance is no guarantee of future performance.

Portfolio Management
First Trust Exchange-Traded Fund III
Semi-Annual Report
January 31, 2019 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Funds. First Trust is responsible for the ongoing monitoring of each Fund’s investment portfolio, managing each Fund’s business affairs and providing certain administrative services necessary for the management of each Fund.
Portfolio Management Team
Tom Futrell, CFA, Senior Vice President, Senior Portfolio Manager
Johnathan N. Wilhelm, Senior Vice President, Senior Portfolio Manager
The First Trust Municipal Securities Team was formed in September of 2013 and is headed by Tom Futrell, CFA, and Johnathan Wilhelm who serve as senior portfolio managers of the Funds. Messrs. Futrell and Wilhelm have a combined 50+ years of investment experience and prior to joining First Trust, served as portfolio managers of municipal bonds at Nuveen Investments and Performance Trust Investment Advisors. In addition to the Funds, the team manages/consults for a variety of First Trust investment portfolios and separately managed accounts.

First Trust Exchange-Traded Fund III
Understanding Your Fund Expenses
January 31, 2019 (Unaudited)
As a shareholder of First Trust Short Duration Managed Municipal ETF or First Trust Ultra Short Duration Municipal ETF (each a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month (or shorter) period ended January 31, 2019.
Actual Expenses
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value November 1, 2018 (a)	Ending Account Value January 31, 2019	Annualized Expense Ratio Based on the Number of Days In the Period	Expenses Paid During the Period November 1, 2018 (a) to January 31, 2019 (b)
First Trust Short Duration Managed Municipal ETF (FSMB)
Actual	$1,000.00	$1,014.40	0.45%	$1.13
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29
First Trust Ultra Short Duration Municipal ETF (FUMB)
Actual	$1,000.00	$1,007.10	0.35%	$0.88
Hypothetical (5% return before expenses)	$1,000.00	$1,023.44	0.35%	$1.79

(a)	Inception date.
(b)	Actual expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (November 1, 2018 through January 31, 2019) multiplied by 91/365. Hypothetical expenses are assumed for the most recent half-year period.

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 98.7%
	California – 4.1%
$300,000	Abag CA Fin Auth For Nonprofit Corps Ref Eskaton Properties Inc	5.00%	11/15/19	$306,198
500,000	CA St Stwd Cmntys Dev Auth Hosp Rev Methodist Hosp Of Southern CA Proj	5.00%	01/01/21	527,555
				833,753
	Colorado – 1.4%
165,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/20	174,311
100,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/21	107,898
				282,209
	Connecticut – 1.8%
245,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/22	269,488
100,000	CT St Spl Tax Oblig Rev Ref Transn Infrastructure, Ser C	4.00%	11/01/20	103,439
				372,927
	Florida – 6.0%
290,000	Beach Rd Golf Estates Cmnty Dev Dist FL Spl Assmt	3.50%	11/01/20	291,534
385,000	Citizens Property Insurance Corp FL Sr Secured, Ser A-1	5.00%	06/01/20	401,100
220,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/21	223,342
230,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref-Assmt Area, Ser 1	3.50%	05/01/22	234,023
60,000	Sarasota Cnty FL Hlth Facs Auth Retmnt Fac Rev Ref Vlg Of Isle Proj	4.00%	01/01/20	60,516
				1,210,515
	Georgia – 0.5%
100,000	GA St Ref, Ser C	5.00%	07/01/21	107,926
	Hawaii – 3.8%
345,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr 1st Bd Resolution, Ser B	5.00%	07/01/19	349,747
400,000	Honolulu City & Cnty HI Wstwtr Sys Rev Ref Sr 1st Bd Resolution, Ser B	5.00%	07/01/20	418,344
				768,091
	Illinois – 7.7%
400,000	Chicago IL Brd Of Edu Ref, Ser C	5.00%	12/01/22	417,352
25,000	Chicago IL Brd Of Edu Ref, Ser F	5.00%	12/01/21	25,652
200,000	Hillside IL Tax Incr Rev Ref	5.00%	01/01/24	205,442
250,000	IL St	5.00%	03/01/22	263,447
50,000	IL St Ref	5.00%	08/01/21	52,433
200,000	IL St, Ser D	5.00%	11/01/20	207,836
360,000	Romeoville IL Rev Ref Lewis Univ Proj	5.00%	10/01/20	374,756
				1,546,918
	Indiana – 7.1%
500,000	Center Grove IN Cmnty Sch Corp, Ser B	4.00%	01/01/20	508,405
215,000	IN St Bond Bank Spl Program Gas Rev, Ser A	5.25%	10/15/21	231,430
500,000	IN St Fin Auth Econ Dev Rev Ref Republic Svcs Inc Proj, Ser A, AMT (Mandatory put 06/03/19)	2.35%	05/01/34	500,040
200,000	IN St Fin Auth Hosp Rev Ref-Methodist Hosps Inc, Ser A	5.00%	09/15/19	202,800
				1,442,675
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky – 3.1%
$250,000	KY St Econ Dev Fin Auth Ref Hosp Rev Owensboro Hlth Inc Oblig Grp, Ser B	5.00%	06/01/21	$263,095
350,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1	4.00%	12/01/21	365,197
				628,292
	Louisiana – 3.0%
600,000	Saint James Parish LA Rev Var Nucor Steel LA, Ser A-1	1.60%	11/01/40	600,000
	Massachusetts – 3.1%
400,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/20	416,796
200,000	MA St Dev Fin Agy Rev Umass Darthmouth Student Hsg Proj	5.00%	10/01/21	212,828
				629,624
	Minnesota – 3.0%
600,000	Minneapolis MN Mf Rev Riverside Home Proj, Ser B (Mandatory put 05/01/20)	3.75%	11/01/21	600,756
	Montana – 1.0%
200,000	MT Fac Fin Auth Hlth Facs Rev Ref Bozeman Deaconess Hlth Svcs Oblig Grp, Ser C	4.00%	06/01/19	201,388
	Nebraska – 2.3%
420,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/22	455,238
	New Jersey – 4.3%
185,000	NJ St Econ Dev Auth Spl Fac Rev Continental Airls Inc Pj	4.88%	09/15/19	187,586
255,000	NJ St Transprtn Trust Fnd Auth Transn Sys, Ser B, NATL-RE	5.50%	12/15/20	270,374
150,000	NJ St Transprtn Trust Fund Auth Transn Sys, Ser A	5.00%	06/15/22	158,871
250,000	NJ St Transprtn Trust Fund Auth Transprtn Program, Ser AA	5.00%	06/15/20	259,418
				876,249
	New York – 2.7%
500,000	Met Transprtn Auth NY Rev Transptrn, Ser C-2, BANS	5.00%	09/01/21	536,530
	North Dakota – 4.9%
500,000	W Fargo ND Ref & Impt Temp	2.15%	05/01/21	499,835
460,000	Williston ND Cnty Wide Pub Safety Sales Tax Rev Ref, Ser A	5.00%	07/15/22	492,886
				992,721
	Ohio – 2.7%
500,000	Lucas Cnty OH Hosp Rev Ref Promedica Hlthcare, Ser D	5.00%	11/15/21	535,305
	Oklahoma – 2.7%
495,000	Oklahoma City OK Arpt Trust Junior Lien, AMT	5.00%	07/01/22	542,139
	Pennsylvania – 9.7%
280,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	4.00%	07/01/22	286,989
295,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	5.00%	07/01/23	315,036
500,000	Lancaster PA Ref, BAM	5.00%	05/01/25	581,415
100,000	Montgomery Cnty PA Indl Dev Auth Acts Retmnt Life Cmntys Ref	5.00%	11/15/23	107,908
200,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	3.00%	12/01/21	200,534
345,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	4.00%	12/01/22	357,117
100,000	PA St Turnpike Commission Turnpike Rev Sub, Ser A	5.00%	12/01/21	108,184
				1,957,183
	Tennessee – 4.1%
150,000	Jackson TN Hosp Rev Ref, West TN Healthcare, Ser A	5.00%	04/01/20	155,140

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$600,000	TN St Energy Acquisition Corp Gas Rev Proj, Ser A (Mandatory put 05/01/23)	4.00%	05/01/48	$627,366
50,000	TN St Energy Acquisition Corp Gas Rev, Ser C	5.00%	02/01/21	52,444
				834,950
	Texas – 13.5%
200,000	Austin TX Indep Sch Dist Ref, Ser A	4.50%	08/01/20	208,334
575,000	Austin TX Indep Sch Dist Ref, Ser A	5.00%	08/01/20	603,181
175,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/21	182,691
125,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	133,454
145,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/23	154,869
110,000	Houston TX Hotel Occupancy Tax & Spl Rev Ref Convention & Entertainment Facs Dept Hotel Tax	5.00%	09/01/20	115,195
500,000	Montgomery Cnty TX Muni Utility Dist #67 Ref	5.00%	09/01/19	509,250
75,000	N TX Tollway Auth Rev Ref Sys 1st Tier, Ser A	5.00%	01/01/20	77,193
215,000	Oak Point TX Spl Assmnt Rev Wildridge Pub Impt Dist #1 Impt Area #2 Proj Accd Inv (a)	3.50%	09/01/23	214,815
500,000	TX St Pub Fin Auth Ref Sthrn Univ Fing Sys, BAM	5.00%	11/01/21	537,545
				2,736,527
	Vermont – 0.7%
140,000	Burlington VT, Ser B	5.00%	11/01/21	150,900
	Washington – 3.0%
600,000	King Cnty WA Swr Rev Sub (Mandatory put 12/01/21)	2.60%	01/01/43	605,448
	Wisconsin – 2.5%
500,000	Baraboo WI Sch Dist Tax & Rev Anticipation Promissory Notes	3.00%	09/19/19	502,870

Total Investments – 98.7%	19,951,134
(Cost $19,787,269) (b)
Net Other Assets and Liabilities – 1.3%	257,355
Net Assets – 100.0%	$20,208,489

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2019, securities noted as such amounted to $214,815 or 1.1% of net assets.
(b)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $163,968 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $103. The net unrealized appreciation was $163,865.

AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 19,951,134	$ —	$ 19,951,134	$ —

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS – 95.4%
	Alabama – 0.2%
$50,000	DeKalb & Cherokee Cntys AL Gas Dist Gas Rev, Ser A, AGM	1.75%	03/01/19	$49,994
	California – 2.8%
300,000	Abag CA Fin Auth For Nonprofit Corps Ref Eskaton Properties Inc	5.00%	11/15/19	306,198
250,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Republic Svcs Inc Proj, Ser A-1, AMT (Mandatory put 04/15/19) (a)	2.30%	11/01/42	250,032
				556,230
	Colorado – 1.1%
100,000	CO St Hlth Facs Auth Rev Ref Evangelical Lutheran Good Samaritan Soc Proj, Ser A	4.00%	06/01/19	100,592
125,000	Colorado Springs CO Pikes Peak Americas Mountain Enterprise Pikes Peak	5.00%	12/01/19	128,070
				228,662
	Connecticut – 1.4%
270,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/19	276,407
	Florida – 3.6%
500,000	Charlotte Cnty FL Sch Dist Tans	4.00%	06/28/19	504,550
210,000	Parkway Ctr FL Cdd Spl Assmnt Rev Ref Assmt Area, Ser 1	3.50%	05/01/20	212,033
				716,583
	Georgia – 0.8%
150,000	Priv Clgs & Univs Auth GA Mercer Univ, Ser A	5.00%	10/01/19	152,666
	Illinois – 9.3%
320,000	Chicago IL Brd Of Edu Cap Apprec-Sch Reform, Ser B-1, NATL-RE	(b)	12/01/20	303,728
100,000	IL St Ref	5.00%	01/01/20	102,247
400,000	IL St Sales Tax Rev Build IL, Ser B	5.00%	06/15/19	403,976
130,000	IL St Sales Tax Rev Build IL, Ser B	5.00%	06/15/20	134,291
400,000	IL St, Ser D	5.00%	11/01/20	415,672
500,000	Kane Cnty IL Sch Dist #129 Aurora W Side Ref Aurora W, Ser B	2.00%	02/01/19	500,000
				1,859,914
	Indiana – 7.5%
500,000	Center Grove IN Cmnty Sch Corp, Ser B	4.00%	01/01/20	508,405
500,000	IN St Fin Auth Econ Dev Rev Ref Republic Svcs Inc Proj, Ser A, AMT (Mandatory put 06/03/19)	2.35%	05/01/34	500,040
500,000	IN St Fin Auth Hosp Rev Ref-Methodist Hosps Inc, Ser A	5.00%	09/15/19	507,000
				1,515,445
	Kentucky – 1.8%
350,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1	4.00%	06/01/20	357,710
	Louisiana – 5.5%
600,000	Saint James Parish LA Rev Var Nucor Steel LA, Ser A-1	1.60%	11/01/40	600,000
500,000	Saint Landry Parish LA Road Dist #1 Sales Tax Rev, BAM	5.00%	03/01/19	501,190
				1,101,190
	Maryland – 3.8%
400,000	Anne Arundel Cnty MD Consol Gen Impt	5.00%	04/01/19	402,152
360,000	MD St First, Ser B	5.00%	03/15/20	361,426
				763,578
	Massachusetts – 6.2%
500,000	Lowell MA, BANS	4.00%	06/21/19	504,390
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Massachusetts (Continued)
$500,000	Lynn MA Deficit Fing Bonds, Ser B, BANS	3.25%	09/01/19	$504,040
220,000	MA St Dev Fin Agy Rev Umass Boston Student Hsg Proj	5.00%	10/01/20	229,238
				1,237,668
	Minnesota – 1.0%
200,000	Minneapolis MN Mf Rev Riverside Homes Proj, Ser A (Mandatory put 05/01/20)	2.40%	11/01/21	200,642
	Mississippi – 1.5%
305,000	MS St Dev Bank Spl Oblg Jackson Pub Sch Dist Go Bond Proj	4.00%	10/01/19	309,264
	Nebraska – 1.1%
225,000	Centrl Plains Energy Proj NE Gas Proj Rev Proj #3	5.00%	09/01/19	228,368
	Nevada – 1.3%
260,000	Henderson NV Loc Impt Dists Ref #T-14 Limited Oblig Anthem Master Planned Cmnty	2.50%	03/01/19	260,094
	New Hampshire – 3.0%
600,000	NH St Hlth & Edu Facs Auth Rev Var Univ Sys NH, Ser A1	1.63%	07/01/35	600,000
	New Jersey – 1.2%
250,000	NJ St Sports & Exposition Auth Ref, Ser A	4.00%	09/01/19	252,597
	New York – 11.6%
110,000	Met Transprtn Auth NY Rev, Ser C-1A, BANS	4.00%	02/15/19	110,099
500,000	Met Transprtn Auth NY Rev, Ser C-2B, BANS	4.00%	05/15/19	503,285
600,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Sub, Subser E-4	1.60%	02/01/45	600,000
600,000	New York NY Adjustable Fiscal 2015, Subser F-6	1.63%	06/01/44	600,000
500,000	Suffolk Cnty NY Tans, Ser I	4.00%	09/26/19	507,620
				2,321,004
	North Dakota – 3.6%
500,000	W Fargo ND Ref & Impt Temp	2.15%	05/01/21	499,835
230,000	Williston ND Cnty Wide Pub Safety Sales Tax Rev Ref, Ser A	5.00%	07/15/19	232,774
				732,609
	Ohio – 3.0%
600,000	Lorain Cnty OH Transptrn Ctr Proj, BANS	2.50%	04/11/19	600,870
	Pennsylvania – 10.4%
185,000	Central Greene PA Sch Dist Ref, Ser B, BAM	5.00%	02/15/20	191,190
445,000	Cumberland Cnty PA Muni Auth Ref Messiah Vlg Proj	4.00%	07/01/19	447,283
100,000	Montgomery Cnty PA Indl Dev Auth Ref Meadowood Sr Living Proj, Ser A	3.00%	12/01/19	100,485
500,000	PA St Econ Dev Fing Auth Solid Waste Disposal Rev Var Waste Mgmt Inc Proj, AMT (Mandatory put 07/01/19)	2.25%	07/01/41	499,990
250,000	PA St Econ Dev Fingauth Rev PA Bridges Finco Lp	5.00%	12/31/19	256,073
100,000	Philadelphia PA Ref, Ser A, AGC	4.25%	08/01/19	101,204
210,000	Philadelphia PA Wtr & Wstwtr Rev Ref, Ser B	5.00%	11/01/19	215,128
275,000	State Pub Sch Bldg Auth PA Lease Rev Ref Sch Philadelphia Sch Dist Proj, Ser A	5.00%	06/01/19	277,604
				2,088,957
	Tennessee – 0.5%
100,000	Jackson TN Hosp Rev Ref West TN Healthcare, Ser A	5.00%	04/01/19	100,497

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas – 10.0%
$105,000	Bexar Cnty TX Hlth Facs Dev Corp Ref Army Retmnt Residence Fndtn Proj	5.00%	07/15/20	$107,966
500,000	Fort Worth TX Wtr & Swr Rev Ref Sys	5.00%	02/15/19	500,520
155,000	Montgomery Cnty TX Muni Utility Dist #67 Ref	5.00%	09/01/19	157,867
500,000	TX St A&M Univ Rev Fing Sys, Ser A	5.00%	05/15/25	504,780
200,000	TX St Muni Gas Acquisition & Sply Corp Iii Gas Sply Rev	5.00%	12/15/19	204,934
535,000	TX St Trans	4.00%	08/29/19	542,132
				2,018,199
	Vermont – 0.7%
130,000	Burlington VT, Ser B	5.00%	11/01/19	132,989
	Wisconsin – 2.5%
500,000	Baraboo WI Sch Dist Tax & Rev Anticipation Promissory Notes	3.00%	09/19/19	502,870
	Total Municipal Bonds			19,165,007
	(Cost $19,125,745)
Principal Value	Description	Annualized Yield on Date of Purchase	Stated Maturity	Value
COMMERCIAL PAPER – 3.0%
	Texas – 3.0%
600,000	North East Ind Sch Distr, Ser A	1.55%	03/28/19	600,066
	(Cost $600,000)

Total Investments – 98.4%	19,765,073
(Cost $19,725,745) (c)
Net Other Assets and Liabilities – 1.6%	315,366
Net Assets – 100.0%	$20,080,439

(a)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At January 31, 2019, securities noted as such amounted to $250,032 or 1.2% of net assets.
(b)	Zero coupon bond.
(c)	Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of January 31, 2019, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $39,414 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $86. The net unrealized appreciation was $39,328.

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Mutual
BANS	Bond Anticipation Notes
NATL-RE	National Public Finance Guarantee Corp.

See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
January 31, 2019 (Unaudited)
	Total Value at 1/31/2019	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$ 19,165,007	$ —	$ 19,165,007	$ —
Commercial Paper*	600,066	—	600,066	—
Total Investments	$ 19,765,073	$—	$ 19,765,073	$—

*	See Portfolio of Investments for state breakout.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
January 31, 2019 (Unaudited)
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$ 19,951,134	$ 19,765,073
Cash	155,091	128,187
Receivables:
Investment securities sold	500,000	—
Interest	185,897	189,852
Total Assets	20,792,122	20,083,112
LIABILITIES:
Payables:
Investment securities purchased	579,220	—
Investment advisory fees	4,413	2,673
Total Liabilities	583,633	2,673
NET ASSETS	$20,208,489	$20,080,439
NET ASSETS consist of:
Paid-in capital	$ 20,010,040	$ 20,010,040
Par value	10,000	10,000
Accumulated distributable earnings (loss)	188,449	60,399
NET ASSETS	$20,208,489	$20,080,439
NET ASSET VALUE, per share	$20.21	$20.08
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,000,002	1,000,002
Investments, at cost	$19,787,269	$19,725,745
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Period Ended January 31, 2019 (a) (Unaudited)
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$ 123,477	$ 101,975
Total investment income	123,477	101,975
EXPENSES:
Investment advisory fees	27,595	22,502
Total expenses	27,595	22,502
Fees waived by the investment advisor	(5,017)	(5,000)
Net expenses	22,578	17,502
NET INVESTMENT INCOME (LOSS)	100,899	84,473
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	1,285	(1,402)
Net change in unrealized appreciation (depreciation) on investments	163,865	39,328
NET REALIZED AND UNREALIZED GAIN (LOSS)	165,150	37,926
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 266,049	$ 122,399

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets
	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
	Period Ended 1/31/2019 (Unaudited) (a)	Period Ended 1/31/2019 (Unaudited) (a)
OPERATIONS:
Net investment income (loss)	$ 100,899	$ 84,473
Net realized gain (loss)	1,285	(1,402)
Net change in unrealized appreciation (depreciation)	163,865	39,328
Net increase (decrease) in net assets resulting from operations	266,049	122,399
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(77,600)	(62,000)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	20,020,040	20,020,040
Net increase (decrease) in net assets resulting from shareholder transactions	20,020,040	20,020,040
Total increase (decrease) in net assets	20,208,489	20,080,439
NET ASSETS:
Beginning of period	—	—
End of period	$20,208,489	$20,080,439
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	—
Shares sold	1,000,002	1,000,002
Shares outstanding, end of period	1,000,002	1,000,002

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout the period
First Trust Short Duration Managed Municipal ETF (FSMB)
Period Ended 1/31/2019 (a) (Unaudited)
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income (loss)	0.10
Net realized and unrealized gain (loss)	0.19
Total from investment operations	0.29
Distributions paid to shareholders from:
Net investment income	(0.08)
Net asset value, end of period	$20.21
Total return (b)	1.44%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 20,208
Ratio of total expenses to average net assets	0.55% (c)
Ratio of net expenses to average net assets	0.45% (c)
Ratio of net investment income (loss) to average net assets	2.01% (c)
Portfolio turnover rate (d)	58%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout the period
First Trust Ultra Short Duration Municipal ETF (FUMB)
Period Ended 1/31/2019 (a) (Unaudited)
Net asset value, beginning of period	$ 20.00
Income from investment operations:
Net investment income (loss)	0.08
Net realized and unrealized gain (loss)	0.06
Total from investment operations	0.14
Distributions paid to shareholders from:
Net investment income	(0.06)
Net asset value, end of period	$20.08
Total return (b)	0.71%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 20,080
Ratio of total expenses to average net assets	0.45% (c)
Ratio of net expenses to average net assets	0.35% (c)
Ratio of net investment income (loss) to average net assets	1.69% (c)
Portfolio turnover rate (d)	111%

(a)	Inception date is November 1, 2018, which is consistent with the commencement of operations and is the date the initial creation units were established.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total return would have been lower if certain fees had not been waived by the investment advisor.
(c)	Annualized.
(d)	Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Trust currently consists of fifteen funds that are offering shares. This report covers the following funds, each a non-diversified series of the Trust:
First Trust Short Duration Managed Municipal ETF – (NYSE Arca, Inc. (“NYSE Arca”) ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (NYSE Arca ticker “FUMB”)
Each fund represents a separate series of shares of beneficial interest in the Trust (each a “Fund” and collectively, the “Funds”). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large specified blocks consisting of 50,000 shares called a “Creation Unit.” Creation Units are issued and redeemed for cash and, in certain circumstances, in-kind for securities in which a Fund invests. Except when aggregated in Creation Units, the shares are not redeemable securities of a Fund.
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures adopted by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust’s Board of Trustees, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust’s Board of Trustees or its delegate, the Advisor’s Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the fundamental business data relating to the issuer;
2)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
3)	the type, size and cost of the security;
4)	the financial statements of the issuer;
5)	the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
6)	the information as to any transactions in or offers for the security;
7)	the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
8)	the coupon payments;
9)	the quality, value and salability of collateral, if any, securing the security; and
10)	other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of January 31, 2019, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
C. Dividends and Distributions to Shareholders
Dividends from net investment income, if any, are declared and paid monthly by each Fund, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.
Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
D. Income Taxes
Each Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in such municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Internal Revenue Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of January 31, 2019, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes.
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3).
F. New Accounting Pronouncement
On August 28, 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13, “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC 820. The amendments of ASU 2018-13 include new, eliminated, and modified disclosure requirements of ASC 820. In addition, the amendments clarify that materiality is an appropriate consideration of entities when evaluating disclosure requirements. The ASU is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of this ASU. The Funds have early adopted ASU 2018-13 for these financial statements, which did not result in a material impact.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
FSMB and FUMB have agreed to pay First Trust an annual unitary management fee of 0.55% and 0.45% of FSMB’s and FUMB’s average daily net assets, respectively. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. First Trust also provides fund reporting services to each Fund for a flat annual fee in the amount of $9,250, which is covered under the annual unitary management fee.
The Trust’s Board of Trustees and the Advisor have entered into a Fee Waiver Agreement for the Funds pursuant to which the Advisor contractually agreed to waive management fees of 0.10% of each Fund’s average daily net assets until November 1, 2020. The waiver agreement may be terminated by action of the Trust’s Board of Trustees at any time upon 60 days’ written notice by the Trust on behalf of the Funds or by the Funds’ investment advisor only after November 1, 2020. First Trust does not have the right to recover the fees waived. During the period ended January 31, 2019, the Advisor waived fees of $5,017 and $5,000 for FSMB and FUMB, respectively.
The Trust has multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performs custodial, fund accounting, certain administrative services, and transfer agency services for the Funds. As custodian, BBH is responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH is responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.
Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the period November 1, 2018 through January 31, 2019, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:
	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$ 27,568,204	$ 9,993,031
First Trust Ultra Short Duration Municipal ETF	18,963,580	10,487,242

For the period November 1, 2018 through January 31, 2019, the Funds had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an “Authorized Participant”). Due to the nature of each Fund’s investments, each Fund’s Creation Units are generally issued and redeemed for cash, although Creation Units may be issued in-kind for securities in which each Fund invests in limited circumstances. Authorized Participants purchasing Creation Units must pay to BBH, as transfer agent, a creation transaction fee (the “Creation Transaction Fee”) regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund’s portfolio and/or the countries in which the transactions are settled. The Creation Transaction Fee is currently

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
$500 plus ten basis points. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When Creation Units are issued for cash, the Authorized Participant may also be assessed an amount to cover the cost of purchasing portfolio securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such securities. Authorized Participants redeeming Creation Units must pay to BBH, as transfer agent, a standard redemption transaction fee (the “Redemption Transaction Fee”), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund’s portfolio and/or the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500 plus ten basis points. When shares are redeemed for cash, the Authorized Participant may also be assessed an amount to cover other costs, including operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to portfolio securities sold in connection with the redemption.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or to provide investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 1, 2020.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Trust files its complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund’s website at www.ftportfolios.com; and (3) on the SEC’s website at www.sec.gov.
Beginning in April 2019, the Trust will cease to disclose each Fund’s holdings on Form N-Q and will file Form N-PORT with the SEC on a fiscal quarter basis. Part F of Form N-PORT, which contains the complete schedule of each Fund’s portfolio holdings, will be made available in the same manner as Form N-Q discussed above.
Risk Considerations
Risks are inherent in all investing. Certain general risks that may be applicable to a Fund are identified below, but not all of the material risks relevant to each Fund are included in this report and not all of the risks below apply to each Fund. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information and other regulatory filings. Before investing, you should consider each Fund’s investment objective, risks, charges and expenses, and read each Fund’s prospectus and statement of additional information carefully. You can download each Fund’s prospectus at www.ftportfolios.com or contact First Trust Portfolios L.P. at (800) 621-1675 to request a prospectus, which contains this and other information about each Fund.
Concentration Risk. To the extent that a fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the fund’s investments more than if the fund were more broadly diversified. A fund that tracks an index will be concentrated to the extent the fund’s corresponding index is concentrated. A concentration makes a fund more susceptible to any single occurrence and may subject the fund to greater market risk than a fund that is not concentrated.
Credit Risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer’s ability to make such payments.
Cyber Security Risk. The funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the fund invests, can also subject a fund to many of the same risks associated with direct cyber security breaches.
Derivatives Risk. To the extent a fund uses derivative instruments such as futures contracts, options contracts and swaps, the fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a fund’s portfolio managers use derivatives to enhance the fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the fund.
Equity Securities Risk. To the extent a fund invests in equity securities, the value of the fund’s shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.
ETF Risk. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than

Additional Information (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF’s shares, or decisions by an ETF’s authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF’s shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.
Fixed Income Securities Risk. To the extent a fund invests in fixed income securities, the fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a fund’s fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a fund’s fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the fund. In addition to these risks, high yield securities, or “junk” bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.
Index Constituent Risk. Certain funds may be a constituent of one or more indices. As a result, such a fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a fund, the size of the fund and the market volatility of the fund. Inclusion in an index could significantly increase demand for the fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a fund’s net asset value could be negatively impacted and the fund’s market price may be significantly below its net asset value during certain periods.
Index Provider Risk. To the extent a fund seeks to track an index, it is subject to Index Provider Risk. There is no assurance that the Index Provider will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. To correct any such error, the Index Provider may carry out an unscheduled rebalance or other modification of the Index constituents or weightings, which may increase the fund’s costs. The Index Provider does not provide any representation or warranty in relation to the quality, accuracy or completeness of data in the Index, and it does not guarantee that the Index will be calculated in accordance with its stated methodology. Losses or costs associated with any Index Provider errors generally will be borne by the fund and its shareholders.
Investment Companies Risk. To the extent a fund invests in the securities of other investment vehicles, the fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the fund’s investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the fund invests.
Management Risk. To the extent that a fund is actively managed, it is subject to management risk. In managing an actively-managed fund’s investment portfolio, the fund’s portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a fund will meet its investment objective.
Market Risk. Securities held by a fund, as well as shares of a fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.
Non-U.S. Securities Risk. To the extent a fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.
Passive Investment Risk. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.
NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Additional Information (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Investment Management Agreement
Board Considerations Regarding Approval of Investment Management Agreement
First Trust Ultra Short Duration Municipal ETF
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Ultra Short Duration Municipal ETF (the “Fund”), for an initial two-year term at a meeting held on September 9–10, 2018. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to expense ratios of the peer funds in the Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund will be an actively-managed ETF not designed to track the performance of an index and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor’s Municipal Securities Team will be responsible for the day-to-day management of the Fund and considered the background and experience of the members of the Municipal Securities Team. The Board considered that the Advisor applies the same oversight model internally with the Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. At the meeting, the Trustees received a presentation from representatives of the Municipal Securities Team and were able to ask questions about the proposed investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.45% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had agreed to waive a portion of its unitary fee in an amount equal to 0.10% of the Fund’s average daily net assets for at least a two-year period beginning upon the effectiveness of the Fund’s registration statement and also to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information for the Fund showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs it manages.

Additional Information (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Because the Fund’s Peer Group included peer funds that pay unitary fees and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was equal to the median total (net) expense ratio of the peer funds in its Peer Group. With respect to the Peer Group, the Board discussed with representatives of the Advisor how the Peer Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. The Board noted that the Advisor manages a comparable actively-managed short maturity fixed income ETF in the First Trust Fund Complex that also pays a unitary fee equal to an annual rate of 0.45% of its average daily net assets, of which the Advisor currently waives 0.10%. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee rate for the Fund was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in infrastructure and personnel for the First Trust Fund Complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor at this time. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP’s relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP and noted that the Advisor would not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Board Considerations Regarding Approval of Investment Management Agreement
First Trust Short Duration Managed Municipal ETF
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”), on behalf of First Trust Short Duration Managed Municipal ETF (the “Fund”), for an initial two-year term at a meeting held on September 9–10, 2018. The Board determined that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for the Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services to be provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee rate payable by the Fund as compared to fee rates charged to a peer group of funds (all of which were exchange-traded funds (“ETFs”)) compiled by Management Practice, Inc. (“MPI”), an independent source (the “Peer Group”), and as compared to fee rates charged to other ETFs managed by the Advisor; the estimated expenses of the Fund as compared to expense ratios of the peer funds in the Peer Group; the nature of the expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from the Fund’s perspective.
In evaluating whether to approve the Agreement for the Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to other ETFs and to other investment companies in the First Trust Fund Complex with diligence and care. The Board considered that the

Additional Information (Continued)
First Trust Exchange-Traded Fund III
January 31, 2019 (Unaudited)
Advisor will be responsible for the overall management and administration of the Fund and reviewed all of the services to be provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund will be an actively-managed ETF not designed to track the performance of an index and considered that the Advisor manages other ETFs with a similar structure in the First Trust Fund Complex. The Board noted that the Advisor’s Municipal Securities Team will be responsible for the day-to-day management of the Fund and considered the background and experience of the members of the Municipal Securities Team. The Board considered that the Advisor applies the same oversight model internally with the Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. At the meeting, the Trustees received a presentation from representatives of the Municipal Securities Team and were able to ask questions about the proposed investment strategy for the Fund. Because the Fund had yet to commence investment operations, the Board could not consider the historical investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Agreement are expected to be satisfactory.
The Board considered the proposed unitary fee rate payable by the Fund under the Agreement for the services to be provided. The Board noted that, under the unitary fee arrangement, the Fund would pay the Advisor a unitary fee equal to an annual rate of 0.55% of its average daily net assets. The Board noted that the Advisor would be responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees (if any), but excluding the fee payments under the Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board noted that the Advisor had agreed to waive a portion of its unitary fee in an amount equal to 0.10% of the Fund’s average daily net assets for at least a two-year period beginning upon the effectiveness of the Fund’s registration statement and also to reduce the unitary fee to the extent of acquired fund fees and expenses of shares of investment companies advised by the Advisor that are held by the Fund. The Board received and reviewed information for the Fund showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Group, as well as advisory and unitary fee rates charged by the Advisor to other ETFs it manages. Because the Fund’s Peer Group included peer funds that pay unitary fees and because the Fund will pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund, after taking into account the contractual fee waiver, was equal to the median total (net) expense ratio of the peer funds in its Peer Group. With respect to the Peer Group, the Board discussed with representatives of the Advisor how the Peer Group was assembled and how the Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. The Board noted that the Advisor manages a comparable actively-managed municipal ETF (with a longer duration focus) in the First Trust Fund Complex that pays a unitary fee equal to an annual rate of 0.65% of its average daily net assets, of which the Advisor currently waives 0.15%. In light of the information considered and the nature, extent and quality of the services expected to be provided to the Fund under the Agreement, the Board determined that the proposed unitary fee rate for the Fund was fair and reasonable.
The Board noted that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund’s assets grow. The Board noted that any reduction in fixed costs associated with the management of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Fund. The Board noted that the Advisor has continued to invest in infrastructure and personnel for the First Trust Fund Complex. The Board took the types of costs to be borne by the Advisor in connection with its services to be performed for the Fund under the Agreement into consideration and noted that the Advisor was unable to estimate the profitability of the Agreement for the Fund to the Advisor at this time. The Board considered fall-out benefits described by the Advisor that may be realized from its and FTP’s relationship with the Fund. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP and noted that the Advisor would not utilize soft dollars in connection with its management of the Fund’s portfolio. The Board also considered the Advisor’s compensation for fund reporting services to be provided to the Fund pursuant to a separate Fund Reporting Services Agreement, which would be paid from the unitary fee. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

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First Trust Exchange-Traded Fund III
INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),or this Item.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)

Date	April 2, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date	April 2, 2019

By (Signature and Title)*	/s/ Donald P. Swade
Donald P. Swade, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date	April 2, 2019

* Print the name and title of each signing officer under his or her signature.